                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          CHOICE DRUGS SYSTEMS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           CHOICE DRUG SYSTEMS, INC.
                             2930 WASHINGTON BLVD.
                           BALTIMORE, MARYLAND  21230
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 23, 1995

TO THE SHAREHOLDERS OF CHOICE DRUG SYSTEMS, INC.:

         The Annual Meeting of Shareholders of CHOICE DRUG SYSTEMS, INC. (the "Company") will be held at the Hotel Intercontinental, 111 East 48th Street, New York, New York, 10017 on August 23, 1995, at 1:00 p.m. Eastern Daylight Time, for the purposes of considering and voting upon the following matters:

1. To elect new Directors to serve for one-year terms and until their successors are duly elected and qualified;

2. To approve adoption of the Company's 1995 Nonqualified Stock Option Plan for Directors, under which 200,000 shares of Common Stock will be reserved for issuance;

3. To approve adoption of the Company's 1995 Nonqualified Stock Option Plan for Key Employees and Directors, under which 550,000 shares of Common Stock will be reserved for issuance;

4. To approve an amendment to the Company's 1992 Stock Option Plan that will give the Board of Directors the discretion to extend the expiration date of previously granted options for retiring directors;

5. To approve adoption of the Company's Employee Stock Purchase Plan, under which 200,000 shares of Common Stock are reserved for issuance;

6. To approve the issuance of up to 2,500,000 shares of Common Stock in connection with a private placement of the Company's common stock.

7. To approve an increase in the number of authorized shares of the Company's Common Stock from 15,000,000 to 30,000,000;

8. To approve the reincorporation of the Company as a Delaware corporation; and

9. In their discretion, on such other matters as may properly come before the Annual Meeting.

         Shareholders of record at the close of business on July 14, 1995, will be entitled to vote at the Annual Meeting of Shareholders.

         The Company's Board of Directors urges all Shareholders of record to exercise their right to vote at the Annual Meeting of Shareholders personally or by proxy. Accordingly, we are sending you the accompanying Proxy Statement and the enclosed proxy card.

         Your attention is directed to the Proxy Statement accompanying this notice for a statement regarding matters to be acted upon at the Annual Meeting of Shareholders.

                                        By Order of the Board of Directors,


                                        Don H. Thompson, Secretary

Baltimore, Maryland
July ____, 1995

         YOUR REPRESENTATION AT THE ANNUAL MEETING OF SHAREHOLDERS IS IMPORTANT. TO ENSURE YOUR REPRESENTATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD. SHOULD YOU DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED IN THE MANNER PROVIDED IN THE ACCOMPANYING PROXY STATEMENT.

                           CHOICE DRUG SYSTEMS, INC.
                             2930 WASHINGTON BLVD.
                           BALTIMORE, MARYLAND 21230

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 23, 1995

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CHOICE DRUG SYSTEMS, INC. (the "Company") to be used at the Annual Meeting of Shareholders to be held on August 23, 1995, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting of Shareholders will be held at the Hotel Intercontinental, 111 East 48th Street, New York, New York, 10017 on August 23, 1995, at 1:00 p.m. Eastern Daylight Time. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about July 24, 1995.

         A shareholder who executes and returns the accompanying form of proxy may revoke it at any time before it is voted by giving written notice of revocation to the Secretary of the Company, by executing a proxy bearing a later date, or by attending the Annual Meeting of Shareholders and voting in person. Proxies will be voted in accordance with instructions noted on the proxies. Unless otherwise specifically instructed in the proxies, it is the intention of the persons named in the proxy to vote all proxies received by them FOR THE ELECTION OF ALL OF THE NOMINEES NAMED HEREIN WHO ARE STANDING FOR ELECTION AS DIRECTORS, FOR THE ADOPTION OF THE 1995 NONQUALIFIED STOCK OPTION PLAN FOR DIRECTORS ("1995 DIRECTORS OPTION PLAN"), FOR THE ADOPTION OF THE COMPANY'S 1995 NONQUALIFIED STOCK OPTION PLAN FOR KEY EMPLOYEES AND DIRECTORS ("1995 KEY EMPLOYEES AND DIRECTORS OPTION PLAN"), FOR APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1992 STOCK OPTION PLAN THAT WILL GIVE THE BOARD OF DIRECTORS THE DISCRETION TO EXTEND THE EXPIRATION DATE OF PREVIOUSLY GRANTED OPTIONS FOR RETIRING DIRECTORS ("1992 PLAN AMENDMENT"); FOR THE ADOPTION OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN ("EMPLOYEE STOCK PURCHASE PLAN"); FOR APPROVAL OF THE ISSUANCE OF UP TO 2,500,000 SHARES OF COMMON STOCK IN CONNECTION WITH A PRIVATE PLACEMENT OF THE COMPANY'S COMMON STOCK; FOR APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM 15,000,000 TO 30,000,000, AND FOR APPROVAL OF THE REINCORPORATION OF THE COMPANY AS A DELAWARE CORPORATION. Management does not know of any other matters which will be presented for action at the Annual Meeting of Shareholders. If any other matter does come before the Annual Meeting of Shareholders, however, the persons appointed in the proxy will vote in accordance with their best judgment on such matter.

         The cost of this proxy solicitation will be borne by the Company. It is contemplated that proxies will be solicited solely by mail. Banks, brokers and other custodians will be requested to forward proxy soliciting materials to their customers where appropriate, and the Company will reimburse such banks, brokers, and custodians for their reasonable out-of-pocket expenses in sending the proxy materials to beneficial owners of the Company's shares.

                      SUMMARY OF MATTERS TO BE CONSIDERED

         At the Annual Meeting of Shareholders, the shareholders of the Company will be asked to vote on the following matters: (1) the election of ten nominees to serve as directors for one-year terms and until their successors are duly elected and qualified (See Proposal 1: "Election of Directors"); (2) adoption of the Company's 1995 Directors Stock Option Plan under which 200,000 shares of Common Stock are reserved for issuance (See Proposal 2: "Adoption of 1995 Nonqualified Stock Option Plan for Directors"); (3) adoption of the Company's 1995 Key Employees and Directors Option Plan under which 550,000 shares of Common Stock are reserved for issuance (See Proposal 3: "Adoption of 1995 Nonqualified Stock Option Plan for Key Employees and Directors"); (4) approval of an amendment to the Company's 1992 Stock Option Plan that will give the Board of Directors the discretion to extend the expiration date of previously granted options for retiring directors (See Proposal 4: "Amendment of 1992 Stock Option Plan"); (5) adoption of the Company's Employee Stock Purchase Plan, under which 200,000 shares of Common Stock are reserved for issuance (See Proposal 5: "Adoption of Employee Stock Purchase Plan"); (6) approval of the issuance of up to 2,500,000 shares in connection with a private placement of the Company's common stock (See Proposal 6: "Private Placement");
(7) approval of the increase in the number of authorized shares of Common Stock from 15,000,000 to 30,000,000 (See Proposal 7: "Increase in Authorized Shares"); (8) approval of the reincorporation of the Company as a Delaware corporation (See Proposal 8: "Reincorporation"); and (9) on such other matters as may properly come before the Annual Meeting of Shareholders.

                                     VOTING

         Shareholders of record as of July 14, 1995, will be entitled to vote at the Annual Meeting. At the close of business on that day, there were outstanding ____________________ shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"). See "Stock Ownership of Directors, Executive Officers and Principal Holders." Each share of Common Stock is entitled to one vote, which may be given in person or by proxy authorized in writing. The Company has no other classes of voting stock issued. The Company has the authority to issue shares of preferred stock in one or more series, although no series of preferred stock has been designated or issued.

         To vote by proxy, a shareholder should complete, sign, date and return the enclosed proxy to the Secretary of the Company. The Board of Directors urges you to so complete the proxy card whether or not you plan to attend the Annual Meeting of Shareholders. If you attend the Annual Meeting of Shareholders in person, you may, if you wish, vote in person on all matters brought before the Annual Meeting of Shareholders even if you have previously delivered your proxy. Any shareholder who has given a proxy may revoke it any time prior to exercise by filing an instrument revoking it with the Secretary of the Company, by duly executing a proxy bearing a later date, or by attending the Annual Meeting of Shareholders and voting in person. The mere presence at the Annual Meeting of a shareholder who has appointed a proxy will not revoke the appointment.

         The director nominees will be elected by a plurality of the votes of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting of Shareholders. The approval of the reincorporation of the Company as a Delaware corporation will be approved by the affirmative vote of two-thirds (2/3) of all outstanding shares entitled to vote thereon. The approval of the increase in the authorized shares of Common Stock will be approved by the affirmative vote of a majority of all outstanding shares entitled to vote thereon. All other matters submitted to the shareholders will be approved by the affirmative vote of a majority of shares for which votes are cast at the Annual Meeting of Shareholders. Abstentions and broker non-votes will not be counted as affirmative votes, but will be counted for purposes of
determining the presence or absence of a quorum.   On matters requiring
majority or two-thirds vote of all outstanding shares for approval, abstentions have the effect of negative votes. Abstentions and broker non-votes have no legal effect on any other proposal.

                         STOCK OWNERSHIP OF DIRECTORS,
                    EXECUTIVE OFFICERS AND PRINCIPAL HOLDERS

         The following table sets forth, as of July 1, 1995, the number and percentage of shares of the Company's Common Stock owned by (i) all persons known to the Company to be holders of 5% or more of such securities, (ii) each director and nominee, (iii) each of the executive officers named in the Summary Compensation Table appearing elsewhere herein, and (iv) all directors and executive officers of the Company, as of July 1, 1995, as a group. Unless otherwise indicated, all holdings are of record and beneficial.

                                                                      NUMBER OF
                                                                       SHARES                             PERCENTAGE
                                                                     BENEFICIALLY                          OF TOTAL
              NAME                                                      OWNED1                           OUTSTANDING2
              ----                                                   ------------                        ------------
              Counsel Corporation(3). . . . . . . . . .               4,933,088                             40.6%
                 Exchange Tower
                 Two First Canadian Place, Suite 1300
                 Toronto, Ontario, Canada  M5X 1E3
              Frank Mandelbaum(4) . . . . . . . . . . .                 724,950                              7.2%
                 363 Daisy Farms Drive
                 Scarsdale, New York 10583
              Marvin Sirota(5). . . . . . . . . . . . .
                 91 Station Road
                 Great Neck, New York 11023
              R. Dirk Allison(6). . . . . . . . . . . .                  57,646                                *
              Don H. Thompson(7). . . . . . . . . . . .                  15,618                                *
              Allan C. Silber(8). . . . . . . . . . . .                  95,000                              1.0
              Morris A. Perlis(8) . . . . . . . . . . .                  95,000                              1.0
              Hazel W. Johnson-Brown(9) . . . . . . . .                  15,000                                *
              Joseph L. Falkson, Ph.D.(6) . . . . . . .                  30,000                                *
              Joseph F. Furlong, III(10)                                 57,000                                *
              Eugene A. Gasbarro(9) . . . . . . . . . .                  15,000                                *
              John Haronian(8,10) . . . . . . . . . . .                 125,000                              1.3
              Edward Sonshine, Q.C.(6). . . . . . . . .                  57,000                                *
              Ronald M. Stone(9). . . . . . . . . . . .                  15,000                                *
              Gail Wilensky, Ph.D.  . . . . . . . . . .                     -0-                                *
              Albert Reichmann  . . . . . . . . . . . .                     -0-                                *
              Brendan Ryan  . . . . . . . . . . . . . .                     -0-                                *
              John Zuccotti(11) . . . . . . . . . . . .                   9,500                                *

              All directors and executive officers
               as a group(12) (11 persons)  . . . . . .                 577,264                              5.7
- -----------------

*  Indicates less than 1%

(1)Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws, where applicable.

(2)The percentages shown are based on 9,803,810 shares of Common Stock outstanding on July 1, 1995, plus, as to each individual and group listed, the number of shares of Common Stock deemed to be owned by such holder pursuant to Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), which includes shares subject to stock options and warrants held by such holder which are exercisable within sixty (60) days of July 1, 1995.

(3)Includes 1,298,181 and 1,038,545 shares purchasable upon exercise of
warrants at $4.50 and $5.50 respectively.   Counsel Corporation ("Counsel") is
a publicly traded Ontario, Canada corporation primarily engaged in health care and real estate asset management. Directors Silber, Sonshine and Perlis are directors of Counsel and director Silber beneficially owns or controls approximately 25% of the common stock of Counsel, a majority of which is pledged to a lender. Directors Sonshine and Perlis own in the aggregate less than 5% of Counsel's common stock. All of the directors listed in this footnote (3) disclaim beneficial ownership of shares of Common Stock in their capacity as directors of Counsel, and Mr. Silber disclaims beneficial ownership of shares of Common Stock in his capacity as a significant shareholder of Counsel.

(4)Includes 100,000, 100,000, 25,000, 25,000 and 50,000 shares purchasable upon exercise of options at $3.875, $6.00, $2.85, $3.50 and $2.71 per share, respectively issued under certain of the Company's Option Plans.

(5)Includes 50,000 shares purchasable upon exercise of options at $3.71 per share,, issued under the 1992 Option Plan.

(6)Includes 15,000 and 12,000 shares purchasable upon exercise of warrants at $4.50 and $5.50, respectively.

(7)Includes 4,110 and 3,288 shares purchasable upon exercise of warrants at $4.50 and $5.50 , respectively.

(8)Includes 25,000 and 20,000 shares purchasable upon exercise of warrants at $4.50 and $5.50, respectively.

(9)Includes 15,000 shares purchasable upon exercise of options at $3.50 per share, issued under the 1992 Option Plan.

(10)Includes 15,000 and 15,000 shares purchasable upon exercise of options at $2.85 and $3.50 per shares, respectively issued under the 1992 Option Plan

(11)Includes 2,500 and 2,000 shares purchasable upon exercise of warrants at $4.50 and $5.50, respectively.

(12)Includes 328,398 shares issuable under the 1992 Option Plan and upon exercise of warrants.

       COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") (and, if such security is registered on a national securities exchange, also with the exchange). Such executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon representations submitted by the Company's directors and executive officers and the Company's review of filings on Forms 3, 4 and 5, including amendments thereto, the Company has concluded that all such forms were timely filed, except that each of Directors Haronian, Stone, Gasbarro and Johnson-Brown became subject to the reporting requirements of Section 16(a) of the Exchange Act in 1994 and each filed an initial statement of beneficial ownership of securities on Form 3 after the date upon which it was due. The Company has been informed by each individual that such failure to timely file such Form 3 was inadvertent.

                               EXECUTIVE OFFICERS

         The Company's executive officers are as follows:

                                                   PRINCIPAL OCCUPATION;
NAME OF OFFICER           AGE     OFFICER SINCE  OCCUPATION LAST FIVE YEARS
- ---------------           ---     -------------  --------------------------
R. Dirk Allison           39        May 1995     President and Chief Executive Officer of the Company since May 1995; President and Chief Executive Officer of Premier Pharmacy, Inc. ("Premier") from July 1993 to May 1995; President and Chief Executive Officer of Allied Pharmacy Management,
                                                 Inc. from February 1988 to June 1993.

Don H. Thompson           35        May 1995     Chief Financial Officer and Secretary of the Company since May, 1995; Vice
                                                 President of Finance, Chief Financial Officer and Secretary of Premier from July
                                                 1993 to May 1995; Vice President of Finance, Chief Financial Officer and Secretary
                                                 of Allied Pharmacy Management, Inc. from February 1988 to September 1993.

CERTAIN SERVICES BY NON-EMPLOYEE DIRECTORS

         Since his election to the Board of Directors in December 1994, Mr. Silber has provided various services to the Company in connection with improving the balance sheet and capital structure of the Company. These have included his service as Vice Chairman and Chairman of the Board of Directors, direction of the negotiation of the acquisition of PremierPharmacy, Inc., direction of the completion of a private placement and direction of the replacement of the Company's bank line of credit. See "Certain Transactions." Mr. Silber has received no compensation for his services to date, other than the reimbursement of expenses and the Company's standard fees for director meeting attendance. Since his election to the Board of Directors in December 1994, Mr. Perlis has provided various services to the Company in connection with the Company's long term strategy and decisions concerning the retention or disposition of the Company's lines of business. These have included his service as Vice Chairman of the Board of Directors and interim Chief Executive Officer, direction of the negotiation of modifications to material contracts and indebtedness of the Company, direction of personnel and operational matters, and direction of the Company's regulatory compliance program. Mr. Perlis has received no compensation for his services to date, other than the reimbursement of expenses and the Company's standard fees for director meeting attendance.

EXECUTIVE COMPENSATION

         The following table sets forth the compensation for the services in all capacities to the Company for the fiscal years ended February 28, 1993, 1994 and 1995 of those persons who were, during the most recent fiscal year, the Company's chief executive officer and, at February 28, 1995, the Company's other executive officers:

                                            SUMMARY COMPENSATION TABLE

                                                                                     Long-Term Compensation
                                                                                   --------------------------
                                     Annual Compensation                           Awards             Payouts
                                     -------------------                           ------             -------
                                                                                         Securities
                                                                           Restricted    Underlying  Long-term
  Name and Principal                                      Other Annual       Stock       Options/    Incentive      All Other
     Position (1)        Year(s)  Salary($)   Bonus($) Compensation(2)($)  Award(s)($)   SARs (#)    Payouts($)  Compensation($)
  ------------------     -------  ---------   -------- ------------------  -----------   ----------  ---------   ---------------
 R. Dirk Allison . .      1995       *          *              *               *             *           *              *
   President and          1994       *          *              *               *             *           *              *
 CEO(3)                   1993       *          *              *               *             *           *              *

 Don H. Thompson . .      1995       *          *              *               *             *           *              *
   Senior Vice            1994       *          *              *               *             *           *              *
 President                1993       *          *              *               *             *           *              *
   and Chief
 Operating
   Officer(3)
 Morris A. Perlis  .      1995      -0-        -0-            -0-             -0-           -0-         -0-            -0-
   Former Interim         1994       *          *              *               *             *           *              *
 CEO(4)                   1993       *          *              *               *             *           *              *

 Frank Mandelbaum  .      1995    172,006      -0-            -0-             -0-         100,000       -0-            -0-
   Former President       1994    189,200      -0-            -0-             -0-           ---         -0-            -0-
 and                      1993    172,000      -0-            -0-             -0-         100,000       -0-            -0-
   CEO (5)
- ---------

* Indicates periods prior to employment with the Company.

(1)      Principal position given in table is as of June 1, 1995.
(2) Perquisites for each executive officer are in amounts which do not require disclosure.
(3) Messrs. Allison and Thompson joined the Company on May 22, 1995, upon completion of the Premier Acquisition. The base salaries for Messrs. Allison and Thompson for the current fiscal year are $210,000 and $117,500, respectively.
(4) Mr. Perlis served as interim Chief Executive Officer following the resignation of Mr. Mandelbaum and until completion of the Premier Acquisition in May 1995, for which he received no compensation. Mr. Perlis currently serves as Vice Chairman of the Company.
(5) Mr. Mandelbaum resigned as Chief Executive Officer in December 1994 and resigned from the Board of Directors in January 1995, at which time he was retained by the Company as a consultant.

OPTION GRANTS

                 The table below provides information on grants of stock options pursuant to the Company's Option Plans (the "Option Plans") during the fiscal year ended February 28, 1995, to the officers named in the Summary Compensation Table. Additional grants have been made to certain officers and other employees since February 28, 1995. See "Stock Ownership of Directors, Executive Officers and Principal Holders." The Company grants no stock appreciation rights.


                                               OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                 INDIVIDUAL GRANTS
                       ---------------------------------------------------------------------------------------------------

                                         Percent of
                         Number of          Total                                           Potential Realizable Value
                        Securities      Options/SARs                                        at Assumed Annual Rates of
                        Underlying       Granted to       Exercise or                       Stock Price Appreciation
                       Options/SARs    Employees in       Base Price        Expiration      for Option  Term (1)
 Name                   Granted (#)     Fiscal Year         ($/Sh)             Date         5.0%      ($)    10.0%     ($)
 ----                  ------------    ------------    --------------      -------------    -------------    -------------
 R. Dirk Allison . .        -0-              -0-              -0-               --                 -0-             -0-

 Don H. Thompson . .        -0-              -0-              -0-               --                 -0-             -0-
 Morris A. Perlis           -0-              -0-              -0-               --                 -0-             -0-

 Frank                     25,000           10.4             2.85            03/30/04             44,809         113,554
 Mandelbaum(2) . . .       25,000           10.4             3.50            10/28/04             55,028         139,452
                           50,000           20.9             2.71            01/21/00             85,215         215,952

(1) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's Common Stock price.
(2) Mr. Mandelbaum resigned as Chief Executive Officer in December 1994 and resigned from the Board of Directors in January 1995, at which time he was retained by the Company as a consultant.

OPTION EXERCISES AND VALUES

                 The table below provides information as to exercises of options by the executive officers named in the Summary Compensation Table during the fiscal year ended February 28, 1995 under the Company's option plans and the year-end value of unexercised options and/or stock appreciation rights held by such officers. The Company grants no stock appreciation rights.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES



                                                                           NUMBER  OF
                                                                           SECURITIES              VALUE  OF
                                                                          UNDERLYING              UNEXERCISED
                                                                          UNEXERCISED             IN-THE-MONEY
                                                                         OPTIONS/SARS             OPTIONS/SARS
                                                                        AT 1995 FISCAL           AT 1995 FISCAL
                                                                           YEAR- END (#)       YEAR-END ($)  (1)
                                   Shares                               ------------------    -------------------
                                 Acquired on      Value                   EXERCISABLE/            EXERCISABLE/
             NAME               Exercise (#)    Realized ($)             UNEXERCISABLE            UNEXERCISABLE
             ----               -------------   -----------            -----------------          ---------------
 R. Dirk Allison . . . . . .         -0-              -0-                  -0-/-0-                  -0-/-0-

 Don H. Thompson . . . . . .         -0-              -0-                  -0-/-0-                  -0-/-0-
 Morris A. Perlis  . . . . .         -0-              -0-                  -0-/-0-                  -0-/-0-

 Frank Mandelbaum  . . . . .         -0-              -0-                300,000/-0-              $171,000/-0-

- --------------------------------------

(1) Options are classified as "in-the-money" if the fair market value of the underlying Common Stock exceeds the exercise price of the option. The per share value of such in-the-money options is the difference between the option exercise price and $3.438, the per share fair market value of the underlying Common Stock as of February 28, 1995. Such amounts may not necessarily be realized. Actual values which may be realized, if any, upon the exercise of the options will be based on the per share market price of the Common Stock at the time of exercise and are thus dependent upon future performance of the Common Stock.

COMPENSATION COMMITTEE REPORT

                 The following Compensation Committee Report is not deemed to be part of a document filed with the SEC pursuant to the Securities Act of 1933 (the "Securities Act") or the Exchange Act and is not to be deemed incorporated by reference in any documents filed under the Securities Act or the Exchange Act without the express written consent of the persons named below.

                 Decisions on compensation of the Company's senior executives, except for decisions related to awards under the Company's Option Plans, are made by the Compensation Committee of the Company's Board of Directors. It is the task of the Compensation Committee to establish executive compensation guidelines for the Company which are reasonable and appropriate, meet their stated purpose and effectively serve the needs of the Company and its shareholders.

Compensation Philosophy and Policies for Executive Officers

                 The Company's primary business goal is to provide high quality service while maximizing shareholder value. The Company believes it can best achieve this goal by achieving leadership in the provision of relevant and high quality health services, expanding its operations primarily through acquisitions and internal growth without imperiling the achievement of other strategic objectives, and establishing a reputation as a desirable employer and responsible corporate citizen. The Compensation Committee seeks to forge a strong link between the Company's business goal and its compensation program by aligning the interests of its shareholders and management personnel, including executive officers. The Company's executive compensation program is consistent with this overall philosophy for compensation at all management levels. The Company believes that by aligning management compensation with the Company's business goal, the likelihood of the Company's success on both a short-term and long-term basis is increased. As an example, the Company has created and requested shareholder approval of the 1995 Key Employees and Directors Option Plan and the Employee Stock Purchase Plan.

                 The Company's executive compensation program supports the Company's strategy and objective of creating shareholder value by:

         o Emphasizing pay for performance by making a significant portion of executive compensation "at risk."

         o Directly aligning the interest of executives with the long-term interest of shareholders by awarding stock options at current market prices which have value to the executives through long-term stock appreciation.

         o Providing compensation opportunities that attract and retain talented and committed executives on a long-term basis.

         o Appropriately balancing the Company's short-term and long-term business, financial and strategic goals.

             Currently, the Company's executive compensation program is comprised of three principal components: base salary, annual cash incentive (bonus) and long-term incentive opportunity through stock options. The annual executive pay targets (base salary plus incentive) are intended to be competitive with executive compensation of other U.S. public health care companies when the Company meets or exceeds its annual operating goals.

             The Company attempts to compare its executive pay targets with the annual pay of other public institutional pharmacy companies. Since the comparison group is small, however, the Compensation Committee retains the discretion to compare the Company's executive pay targets with those of companies outside of this group.

Base Salary

             All management salaries, including those of the executives, are evaluated on a regular basis. In determining the salaries of the Company's new executive team, the Company considered past earnings of such individuals as officers of Premier and their potential to contribute to the Company's future. In evaluating appropriate pay levels and salary increases for Company executives, the Compensation Committee intends to consider level of responsibility of the executive, individual performance, internal equity and external pay practices, and achievement of the Company's strategic goals.

Annual Cash Incentives

             Annual cash incentive awards are designed to focus management attention on key operational goals for the current fiscal year. The key operational goals are specific to each executive's area of responsibility. Specific weighting is assigned for identified financial, strategic and management practices goals. At least 50% of the available bonus percentage for each named executive officer is tied to Company profitability, generally defined by achievement of the annual budget as approved by the Board of Directors. The remaining percentages are based on such goals as quality of care, revenue growth, accounts receivable management and control of expenses. The nature of the operational goals and the weighting assigned to each is subject to change annually.

             Company executives may earn a bonus of between 20% and 50% of their annual base salaries based upon achievement of their specific operational goals and achievement by the Company or business unit of its financial targets. At the end of the year, performance in light of these goals is determined on an arithmetic scale with the pre-established weighting. Discretionary adjustments by the Compensation Committee are possible if the Committee believes the circumstances so warrant.

Long-Term Incentives

             The Company's long-term incentive compensation program consists of nonqualified stock options which are related to improvement in long-term shareholder value. Stock option grants are designed to focus an executive's attention on managing the Company from the perspective of long-term owner with an equity stake in the business. Stock options are granted under the Option Plans by the Disinterested Stock Option Plan Committee.

             The option grants to executive officers offer the right to purchase shares of Common Stock at their fair market value on the date of the grant. These options will have value only if the Company's stock price increases. The number of shares covered by each grant is selected based on the executive's level of responsibility and past and anticipated contributions to the Company.

Chief Executive Officer Compensation

             Mr. Allison is the Company's current Chief Executive Officer. Mr. Perlis served as the Company's interim Chief Executive Officer from December 1994 to May 1995, at which time he resigned in connection with the acquisition of Premier and the related hiring of Mr. Allison. Prior to December 1994, Frank Mandelbaum was Chief Executive Officer during the last fiscal year. Generally, the Chief Executive Officer is eligible to participate in the same executive compensation plans available to the Company's other senior executive officers. The Compensation Committee's general approach in setting the Chief Executive Officer's annual compensation is derived from the same considerations described above, that is to be competitive with other U.S. public health care corporations, but also to have a significant portion of annual incentive compensation based upon specific corporate-wide operating performance criteria.

             In May 1995, the Compensation Committee approved a $210,000 base salary for Mr. Allison for the current fiscal year and established his range of incentive bonus at between 35-50% of this base salary, or a maximum of $105,000. According to market data, such base salary and annual incentive target were below the average market rates and appropriately within the Company's overall internal pay practices. No bonus has been paid to any person acting as Chief Executive Officer since the beginning of the last fiscal year. In May 1995, Stock options to acquire 50,000 shares of Common Stock were granted to Mr. Allison.

New Tax Regulations

             Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for executive compensation in excess of $1 million. It is not anticipated that the Company will pay any of its executive officers compensation in excess of $1 million in the 1995 fiscal year and, accordingly, to date the Company has not adopted a policy in this regard.

             THE FOREGOING REPORT IS SUBMITTED BY ALL OF THE CURRENT MEMBERS OF THE COMPENSATION COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS, WHOSE MEMBERS ARE AS FOLLOWS: HAZEL W. JOHNSON-BROWN, EUGENE A. GASBARRO AND JOSEPH L. FALKSON.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

             The Compensation Committee is currently composed of Directors Gasbarro, Falkson and Johnson-Brown. Director Haronian and former director Gross served on the Compensation Committee during a portion of the last fiscal year.


                              CERTAIN TRANSACTIONS

             For a discussion of the relationships between the Company and its affiliates, directors, officers and principal shareholders, please see "Stock Ownership of Directors, Executive Officers and Principal Holders," "Executive Officers," and "Proposal 1: Election of Directors."

             It is the policy of the Company to notify the Board of Directors and seek the approval of a majority of the members of the Board or an appropriate committee who are not related to an interested director in connection with transactions between the Company and an interested director.

PRIVATE OFFERINGS BY THE COMPANY

             On December 22, 1994, Counsel Corporation, a Toronto, Ontario, Canada corporation ("Counsel"), purchased from the Company in a private placement transaction (the "Counsel Investment"), 2,000,000 shares of Company Common Stock at a price of $3.65 per share for an aggregate amount of $7,300,000, along with warrants for the purchase of an additional 1,800,000 shares exercisable at any time over a three-year period. 1,000,000 warrants are exercisable at $4.50 per share and 800,000 are exercisable at $5.50 per share. The Company simultaneously granted Counsel certain demand and piggyback registration rights. In connection with the Counsel Investment, the Company increased the size of its Board of Directors from seven to eleven, filling the vacancies with four additional nominees designated by Counsel. The Company elected Allan C. Silber, Chairman of the Board and Chief Executive Officer of Counsel, as Co-Chairman of the Company, and Morris A. Perlis, a director and President of Counsel, as the interim Chief Executive Officer of the Company.
In conjunction with the Premier Acquisition (as defined below), Mr. Silber and Mr. Perlis became Chairman and Vice Chairman of the Company, respectively. Pursuant to the Counsel Investment, the Company has agreed to use its good faith efforts to have elected as directors up to four Counsel nominees, subject to certain conditions. The Board of Directors received an opinion from an independent investment banking firm to the effect that the transaction was fair from a financial point of view to the Company's shareholders.

             On May 22, 1995, the Company completed a private offering ("Private Placement") of 1,600,000 units (the "Units"). Each Unit consisted of one share of Common Stock, a three-year warrant to acquire 0.5 shares of Common Stock at the exercise price of $4.50 per share, and a three-year warrant to acquire 0.4 share of Common Stock at the exercise price of $5.50 per share. Investors were granted registration rights with respect to both the Common Stock included in the Units and the Common Stock underlying the related warrants. The offering of Units raised $5,840,000 at a price of $3.65 per Unit. Counsel acquired 596,362 Units, representing approximately 37.3% of the Units sold. Counsel's acquisition of Units increased its beneficial ownership of the Company's Common Stock from approximately 38.4% to 40.9%. In addition, Curt Johnson, who is employed by a Counsel subsidiary as general counsel and who provides legal services to the Company pursuant to an agreement between the Company and the subsidiary, acquired 27,400 Units, representing approximately 1.7% of the Units sold. J.E. Duffy, a consultant to the Company who also provides consulting services to affiliates of Counsel, acquired 6,850 Units, representing less than 1.0% of the Units sold.

             Certain directors and officers of the Company also participated in the Private Placement as noted in the table below:

                       Participant                 Number of Units                                  % of
                       -----------                    Acquired                                     Units
                                                      --------                                     ------
             Joseph F. Furlong III (1)                 30,000                                       1.88

             John Haronian                             50,000                                       3.13

             Morris A. Perlis (2)                      50,000                                       3.13

             Allan C. Silber (2)                       50,000                                       3.13

             Edward Sonshine, Q.C. (2)                 30,000                                       1.88

             R. Dirk Allison                           30,340                                       1.90

             Don H. Thompson                            8,220                                        *

             Carl A. Pannuti                           13,700                                        *

             Joe McLellan                               2,740                                        *

             Individuals cited above as a             265,000                                      16.56
             group (9) persons

*        Indicates less than 1%

(1) Director nominee Zuccotti purchased 5,000 Units, representing less than 1% in the Private Placement.
(2)      Consultant to certain affiliates of Counsel.
(3)      Affiliate of Counsel.

             The securities sold in the Private Placement are unregistered and are thus subject to typical restrictions on resale or transfer. In connection with the Private Placement, Counsel agreed to abandon the demand and piggyback registration rights granted by the Company in December 1994 in exchange for comparable registration rights granted jointly to all investors in the Private Placement.

             At the time of the Private Placement, the Company loaned each of Mr. Silber and Mr. Perlis $182,500 to fund their respective acquisitions of Units. The loans were evidenced by interest-bearing five year notes in favor of the Company, each secured by the shares of common stock acquired by Mr. Silber and Mr. Perlis in the Private Placement. The loans have been rescinded and all funds loaned by the Company with respect to the loans have been refunded.

PREMIER ACQUISITION

             On May 22, 1995, the Company acquired Premier Pharmacy, Inc. ("Premier"), another institutional pharmacy, for a purchase price of $4.25 million (the "Premier Acquisition"). Premier's operations generate annualized revenues of approximately $30 million, primarily from pharmacy services provided to long-term care facilities and hospitals. In connection with such transactions, R. Dirk Allison, Chief Executive Officer of Premier, and Don H. Thompson, Chief Financial Officer of Premier, have been elected as Chief Executive Officer and Chief Financial Officer of the Company, respectively.

CONSULTING SERVICES

             Curt Johnson, the general counsel of DCAmerica, Inc., a Counsel subsidiary, and J. E. Duffy, a consultant to certain affiliates of Counsel, have provided legal services and consulting services, respectively, to the Company since April 1995 pursuant to an agreement between the Company and DCAmerica providing for reimbursement of DCAmerica's allocable costs related to such services. As of June 1, 1995, the Company had not reimbursed DCAmerica for Mr. Johnson's or Mr. Duffy's services to the Company.

             Marvin Sirota, a former officer and director of the Company, has been providing consulting services to the Company since January 1995 pursuant to a Severance and Consulting Agreement dated January 15, 1995. Under the Severance and Consulting Agreement, Marvin Sirota agreed to assist the Company by investigating new business opportunities. He will provide services at the Company's request for up to twenty hours of work a week.

             Frank Mandelbaum, a former officer and director of the Company, is providing consulting services pursuant to a Severance and Consulting Agreement dated January 15, 1995. Under the Severance and Consulting Agreement, Mr. Mandelbaum will receive $11,607.00 per month through May 30, 1997, plus expenses spent on Company work.

STOCK PERFORMANCE GRAPH

         The Stock performance graph depicted below is not deemed to be part of a document filed with the Securities and Exchange Commission pursuant to the Securities Act or the Exchange Act and is not to be deemed incorporated by reference in any documents filed under the Securities Act or the Exchange Act without the express written consent of the Company.

         The following graph compares the cumulative total returns of the Company with those of the Nasdaq Market Index and a peer group index. Cumulative return assumes $100 invested in the Company or respective index on February 28, 1990, with dividend reinvestment through February 28, 1995. The Company has selected a peer group known as the DOSE Group (SIC Number ____), as compiled by Research Data Group. This peer group index is comprised of approximately 7 companies, excluding the Company.


               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*


 MEASUREMENT PERIOD      CHOICE DRUG
(FISCAL YEAR COVERED)   SYSTEMS, INC.   PEER GROUP      S&P 500

1990                    100             100             100
1991                    150             156             115
1992                    650             317             133
1993                    280             260             147
1994                    260             315             159
1995                    280             423             171


* $100 INVESTED ON 02/28/90 IN STOCK OR INDEX INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING FEBRUARY 28.

             To date, the Company has not directly tied executive compensation to stock performance. The future impact of stock performance on executive compensation will be determined by the Compensation Committee.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

             The Board of Directors of the Company currently consists of nine members and is being increased to ten members. Directors are elected to hold office for one-year terms and then until their successors have been duly elected and qualified.

             The Board of Directors proposes that the nominees indicated below be elected as directors to serve for a one-year term and until their successors are duly elected and qualified. Should any nominee for the office of director become unable to accept nomination or election, which is not anticipated, it is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote for the election of such other person as the Board of Directors may recommend.

                      NOMINEES FOR ELECTION AS DIRECTORS

                                        Director            Current Principal Occupation;
Name of Nominee             Age          Since              Occupation Last Five Years
- ---------------             ---        ----------           ----------------------------
R. Dirk Allison             39       Nominee                Mr. Allison has served as President and Chief Executive Officer of the
                                                            Company since May 1995.  He served as President and Chief Executive
                                                            Officer of Premier from July 1993 to May 1995.  Mr. Allison served as
                                                            President and Chief Executive Officer of Allied Pharmacy Management,
                                                            Inc. from February 1988 to June 1993.

Albert Reichmann            66       Nominee                Mr. Reichmann served as President and a Director of O&Y Developments,
                                                            LTD, a privately held Canadian real estate company until February, 1993.
                                                            Mr. Reichmann currently participates in major philanthropic  activities in addition to serving on the boards of several major hospitals in
                                                            Canada.

Brendan Ryan                52       Nominee                Mr. Ryan has served as President and Chief Executive officer of
                                                            FCB/Leber Katz Partners and FCB Direct in New York, and FCB/Tierney in
                                                            Philadelphia, a diversified advertising firm, since 1991. Prior to that, he was Executive Vice President of Ogilvy & Mather, an advertising firm, from 1977 to 1991 and a director and department head of OMW from 1986 to
                                                            1991.  Mr. Ryan has served as a member of the Citizens Crime Commission of New York City, since 1985.

John Zuccotti               58       Nominee                Mr. Zuccotti has served as President and Chief Executive Officer of
                                                            Olympia & York Companies (U.S.A.), a real estate company, counsel to the law firm of Brown & Companies (U.S.A.), and a director of Catellus
                                                            Development Corporation since January 1990.  He has served as a director of Dreyfus Strategic Municipal Bond Fund, Inc. since November 1989.  Mr.
                                                            Zuccotti was a partner in the law firm of Brown & Wood from January 1986 to December 1989.

Gail Wilensky, Ph.D.        52       Nominee                Dr. Wilensky has served as Chair, Physician Payment Review
                                                            Commission, Senior Fellow since May 1995, and as John M. Olin Senior
                                                            Fellow Project HOPE since January 1993.  Dr. Wilensky served as Deputy
                                                            Assistant to the President for Policy Development from March 1992 to
                                                            January 1993. She was Administrator of the Health Care Financing
                                                            Administration of the Department of Health and Human Services from
                                                            January 1990 to March 1992.

Allan C. Silber             46       December 1994          Mr. Silber has served as a director of the Company since
                                                            December 1994. Mr. Silber has been Chairman, Chief Executive
                                                            Officer and a director of Counsel since August 1979. He served as President of Counsel from August 1979 until January 1994. Mr.
                                                            Silber has served as a director of Advocat Inc., a nursing home operator ("Advocat"), since January 1994 and as a

                                                                    director of American HomePatient, Inc., a home healthcare
                                                                    provider ("American HomePatient"), since September 1991.  Mr.
                                                                    Silber served as chairman of American HomePatient from September
                                                                    1991 to May 1994.

Morris A. Perlis                     46    December 1994            Mr. Perlis has been Vice Chairman of the Company since May 1995 and a director since December 1994.  Mr. Perlis served as
                                                                    interim chief executive officer of the Company from December
                                                                    1994 to May 1995. He has served as a director of and consultant to Counsel since September 1992, and as President of Counsel since January 1994. Mr. Perlis has served as a director of
                                                                    American HomePatient since March 1993, and as its Chairman since
                                                                    May 1994. He has served as a director of NOMA, Inc., a
                                                                    manufacturer of consumer wire and cable, since September 1993.
                                                                    Mr. Perlis was President of Morris A. Perlis & Assoc., an
                                                                    executive management consulting firm, from September 1992 until
                                                                    January 1994 and President of American Express Canada, Inc. from
                                                                    September 1988 until September 1992.

Joseph F. Furlong, III               46    December 1994            Mr. Furlong has served as Director of the Company since December
                                                                    1994. Mr. Furlong has been a partner of Colman Furlong & Co., a merchant banking firm, since February 1991.  Prior to that he was a partner of Robertson Stephens & Company, an investment banking firm, from November 1984 to January 1991.  Mr. Furlong has served as a director of American HomePatient since June
                                                                    1994.

John Haronian(1)(2)                  62    January 1994             Mr. Haronian has served as a director of the Company since
                                                                    January 1994. Mr. Haronian has served as Chairman of Vision
                                                                    World, Inc. and President of Tri-State Leasing, Inc. since April
                                                                    1991. Mr. Haronian has served as President of Peoples Liquor,
                                                                    Inc. since November 1991. From May 1965 until November 1990 Mr.
                                                                    Haronian served as President of Douglas Drug, Inc.

Edward Sonshine, Q.C.(1)             48    December 1994            Mr. Sonshine has served as a director of the Company since
                                                                    December 1994. Mr. Sonshine has served as a director of American
                                                                    HomePatient since September 1991. Mr. Sonshine has served as
                                                                    Vice Chairman of Counsel since January 1994, as a director of
                                                                    Counsel since August 1979, and as Chairman, President and Chief
                                                                    Executive Officer of Counsel Management Services, Inc. since
                                                                    October 1993.  Mr. Sonshine served as Executive Vice President of Counsel from February 1987 until January 1994.  Mr. Sonshine served as President and Chief Executive Officer of Icarus Realty
                                                                    Corp. from February 1987 until September 1993.  Mr. Sonshine has been a director of Advocat since May 1995.

_________________________
(1)      Member of Audit Committee.
(2)      Member of Stock Option Committee.

         Directors who are not officers, employees or consultants of the Company (currently all Directors) receive a fee of $500 for each meeting of the Board of Directors or a Committee of the Board attended by telephone and a fee of $1,000 for each such meeting attended in person. All directors are reimbursed for actual expenses incurred in connection with attendance at meetings of the Board of Directors or Committees of the Board.

         The Board of Directors currently has standing Audit, Compensation and Disinterested Stock Option Plan Committees.

         The Executive Committee was dissolved on June 28, 1995. Previously, the Committee was composed of Directors Falkson, Perlis, Silber and Haronian. Messrs. Perlis and Silber joined the

Committee simultaneously with Counsel's investment in the Company in December 1994. Former directors Mandelbaum, Gross, Kroll, Levy and McGuire served on the Executive Committee for a portion of the last fiscal year. The New York General Corporate Law and the Company's Bylaws provide that the Board may designate such a committee from their number to carry out the functions of the Board as permitted by law. Between Annual Meetings of the Board, an executive committee may exercise all powers of the Board except for those prohibited by New York corporate law. During the last fiscal year, the Executive Committee held 12 meetings and adopted no written consent actions

         The Audit Committee presently is composed of Directors Haronian, Stone and Sonshine. Director Falkson and former director Gross served on the Audit Committee for a portion of the last fiscal year. Responsibilities of this Committee include engagement of independent auditors, review of audit fees, supervision of matters relating to audit functions, and review and setting of internal polices and procedures regarding audits, accounts and other financial controls. During the last fiscal year, the Audit Committee held one meeting and adopted no written consent actions.

         The Compensation Committee presently is composed of Directors Gasbarro, Falkson and Johnson-Brown. Responsibilities of this Committee include approval of remuneration arrangements for executive officers of the Company, review of compensation plans relating to executive officers and directors, including benefits under the Company's compensation plans, and general review of the Company's employee compensation policies. Director Haronian and former director Gross served on the Compensation Committee for a portion of the last fiscal year. Prior to the creation of the Disinterested Stock Option Plan Committee, the Compensation Committee also had the authority to grant options under the Company's option plans. During the last fiscal year, the Compensation Committee held two meetings and adopted no written consent actions.

         The Disinterested Stock Option Plan Committee presently is composed of Directors Johnson-Brown, Gasbarro and Haronian. The Disinterested Stock Option Committee was created June 28, 1995, and is authorized to grant options to directors and employees of the Company under the Company's Option Plans.

         During the Company's fiscal year ended February 28, 1995, its Board of Directors held 11 meetings and adopted no written consent actions. Each current director who was serving on the Board of Directors during the last fiscal year attended Annual Meetings or executed written consent actions with respect to at least 75% of the Annual Meetings and consent actions of the Board of Directors and Committees held or taken during the period in which such person served as a director of the Company and committee member during the last fiscal year.

LEGAL PROCEEDINGS AFFECTING NOMINEES

         O&Y Developments, Ltd. ("O&Y"), a privately held Canadian real estate company, entered into a Canadian reorganization proceeding on May 14, 1992 under the Companies Creditors Arrangement Act. This proceeding related to various real estate projects located in Canada and elsewhere. On February 5, 1993, a plan of reorganization was sanctioned by the court in such proceeding. At the time of the institution of such proceeding, Director Nominee Riechmann served as a director and president of O&Y.

         A plurality of the votes of the shares of Common Stock present or represented by proxy at the Annual Meeting of Shareholders and entitled to vote is required to elect the nominees as directors of the Company. Counsel has expressed its intention to vote all its shares in favor of the election of the nominees. THE BOARD OF DIRECTORS RECOMMENDS THAT ALL SHAREHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES AS DIRECTORS.

                                  PROPOSAL 2:

                         ADOPTION OF 1995 NONQUALIFIED
                        STOCK OPTION PLAN FOR DIRECTORS

         On June 28, 1995, the Board of Directors approved the adoption of the Company's 1995 Nonqualified Stock Option Plan for Directors ("1995 Director Option Plan"), under which nonqualified options to purchase shares of the Company's Common Stock will be available for grant to eligible directors of the Company. Upon the plan's adoption by the shareholders, 10 directors will be eligible to participate in the 1995 Director Option Plan.

         The 1995 Director Option Plan will allow for the issuance of options to purchase up to 200,000 shares of Common Stock. Information regarding certain benefits to current officers and directors is set forth in "New Plan Benefits," following Proposal 3.

         The 1995 Director Option Plan is a formula plan under which options to acquire 15,000 shares of Common Stock are to be granted to each director of the Company elected at the Annual Meeting of Shareholders to be held August 23, 1995, and to any future director upon the date of his or her initial election to the Board of Directors. Additionally, a director who serves on the board on the last day of each fiscal year of the Company and who has served in such capacity for at least six (6) months during such calendar year will be entitled to receive annual grants of options to acquire 2,500 shares of Common Stock.
If the Company's fiscal year changes, directors will be eligible to receive an annual option to acquire 2,500 shares of the interim fiscal period so long as such interim period is at least six months long.

         The term of options granted under the 1995 Director Option Plan is 10 years. Options are to be fully vested upon grant unless otherwise specified. Shares subject to options granted under the plan which expire, terminate or are canceled without having been exercised in full will become available again for grants.

         An option's exercise price per share will be equal to the closing price of the Common Stock as reported on the trading day prior to the date of grant. Payment for shares of Common Stock to be issued upon exercise of an option may be made in either cash, Common Stock or any combination thereof, at the discretion of the option holder. Options are nontransferable, other than by will, laws of decent distribution or pursuant to certain domestic relations orders.

          In the event the option holder's services as a director are terminated by reason of disability or death, the holder or his or her representative may exercise an option for a period of 12 months following such termination. If the service of the option holder is terminated as a director for "cause," as defined in the 1995 Director Option Plan, an unexercised option will expire. In the event the service of the option holder as a director is terminated for any other reason, the holder may exercise his or her options for a period of three (3) months following termination, unless extended by the Board of Directors or an appropriate committee in its sole discretion for a period of up to five (5) years following termination.

         In the event of the dissolution or sale of substantially all the assets of the Company, or a merger or consolidation in which the Company is not the surviving corporation, each outstanding option will terminate, unless there is an express assumption of the option by the surviving corporation. However, as to any option which is to so terminate, each holder will have the right immediately prior to the dissolution, sale, merger or consolidation to exercise his or her option, in whole or in part.

A copy of the proposed 1995 Director Option Plan is attached hereto as Exhibit
A.

         A majority of the shares of Common Stock present or represented by proxy at the Annual Meeting of Shareholders and entitled to vote is required to adopt the 1995 Director Option Plan. Counsel has expressed its intention to vote all of its shares in favor of the plan. THE BOARD OF DIRECTORS HAS APPROVED THE ADOPTION THE 1995 DIRECTOR OPTION PLAN AND RECOMMENDS THAT ALL SHAREHOLDERS VOTE IN FAVOR OF ADOPTION OF THE PLAN.

                                  PROPOSAL 3:

                         ADOPTION OF 1995 NONQUALIFIED
               STOCK OPTION PLAN FOR KEY EMPLOYEES AND DIRECTORS


         On June 28, 1995, the Board of Directors approved the adoption of the Company's 1995 Nonqualified Stock Option Plan for Key Employees and Directors ("1995 Key Employees and Directors Option Plan"), under which nonqualified options to purchase shares of the Company's Common Stock will be available for grant to eligible key employees, consultants and directors of the Company.
Upon the plan's adoption by the shareholders, 10 directors and approximately 40 key employees and consultants will be eligible to participate in the 1995 Key Employees and Directors Option Plan.

         The 1995 Key Employees and Directors Option Plan will allow for the issuance of options to purchase up to 550,000 shares of Common Stock. Information regarding certain benefits to current officers and directors is set forth in "New Plan Benefits," following Proposal 3.

         The term of options granted under the 1995 Key Employees and Directors Option Plan is 10 years. Options are to be fully vested upon grant unless otherwise specified. Shares subject to options granted under the plan which expire, terminate or are canceled without having been exercised in full will become available again for grants.

         An option's exercise price per share will be equal to the closing price of the Common Stock as reported on the trading day prior to the date of grant. Payment for shares of Common Stock to be issued upon exercise of an option may be made in either cash, Common Stock or any combination thereof, at the discretion of the option holder. Options are nontransferable, other than by will, laws of decent distribution or pursuant to certain domestic relations orders.

         In the event the option holder's services as an employee or director are terminated by reason of disability or death, the holder or his or her representative may exercise an option for a period of 12 months following such termination. If the service of the option holder as an employee or director is terminated for "cause," as defined in the 1995 Key Employees and Directors Option Plan, an unexercised option will expire. In the event the service of the option holder is terminated for any other reason, the holder may exercise his or her options for a period of three (3) months following termination, unless extended by the Board of Directors or an appropriate committee in its sole discretion for a period of up to five (5) years following termination.

         In the event of the dissolution or sale of substantially all the assets of the Company, or a merger or consolidation in which the Company is not the surviving corporation, each outstanding option will terminate, unless there is an express assumption of the option by the surviving corporation. However, as to any option which is to so terminate, each holder will have the right immediately prior to the dissolution, sale, merger or consolidation to exercise his or her option, in whole or in part.

         A copy of the proposed 1995 Key Employees and Directors Option Plan is attached hereto as Exhibit B.

         A majority of the votes cast for shares of Common Stock present or represented by proxy at the Annual Meeting of Shareholders and entitled to vote is required to adopt the 1995 Key Employees and Directors Option Plan. Counsel has expressed its intention to vote all of its shares in favor of the plan.
THE BOARD OF DIRECTORS HAS APPROVED THE ADOPTION THE 1995 KEY EMPLOYEES AND DIRECTORS OPTION PLAN AND RECOMMENDS THAT ALL SHAREHOLDERS VOTE IN FAVOR OF ADOPTION OF THE PLAN.

NEW PLAN BENEFITS

         The following table lists options that will be granted under the 1995 Director Option Plan, subject to approval by the shareholders of Proposal 2.

                               NEW PLAN BENEFITS

                                                                                 1995 Director Option Plan
                                                                     ----------------------------------------------

                  Name and Position                                  Dollar Value ($)(1)         Number of Units(2)
                  -----------------                                  -------------------         ------------------
                  R. Dirk Allison                                             -0-                        -0-
                       President and CEO

                  Don H. Thompson                                             -0-                        -0-
                       Chief Financial Officer
                       and Secretary

                  All current Executive Offices as a group (2                 -0-                        -0-
                  persons)

                  All current Directors who are not executive              $588,000(3)                 112,000
                  officers as a group (9 person)

                  All Employees including Officers who are not                -0-                        -0-
                  Executive Officers as a group (448 persons)
         ------------------

(1)      The dollar value of all Options not yet granted is undeterminable.

(2) Number of Units references the number of shares of Common Stock underlying options which will be granted under the plan.

(3)      Includes 75,000 units for which the dollar value is undeterminable.

                                  PROPOSAL 4:

                     EXTENSION OF PERIOD IN WHICH RETIRING
                        DIRECTORS MAY EXERCISE OPTIONS


         On July 5, 1995, the Board of Directors approved an amendment to the Company's 1992 Stock Option Plan to give the Board of Directors or an appropriate committee the discretion to extend the exercise period for options previously granted to outgoing directors, such extension not to exceed five (5) years from the date such director leaves service. Currently, options granted to directors under such plan expire one year after service as a director is completed. The Board of Directors has adopted the amendment in part to increase the likelihood of potential directors serving on the Company's Board of Directors and to more adequately compensate directors on a case by case basis.

         A copy of the amendment to the 1992 Stock Option Plan is attached hereto as Exhibit C.

         A majority of the votes cast for shares of Common Stock present or represented by proxy at the Annual Meeting of shareholders and entitled to vote is required to approve the amendment of the 1992 Stock Option Plan. Counsel has expressed its intention to vote all of its shares in favor of the amendment. THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED AMENDMENT.


                                  PROPOSAL 5:

                              ADOPTION OF EMPLOYEE
                              STOCK PURCHASE PLAN


         On June 28, 1995 the Board of Directors approved the Company's Employee Stock Purchase Plan (the "Employee Purchase Plan"). The Employee Purchase Plan allows employees of the Company or any of its subsidiaries who, as of January 1 of each "Plan Year" (as defined below), are employed at least 20 hours a week and more than five months in a calendar year, an annual election to participate in the plan. Participants may contribute up to 10% of their monthly wages to a custodial account for purchase of the Company's Common Stock. A participating employee may discontinue his or her contributions at any time by notifying the Company. Eligible employees are all employees, including all executive officers of the Company and those directors who are employed by the Company or a subsidiary. Approximately 650 employees are currently eligible to participate.

         A total of 200,000 shares of Common Stock are reserved for issuance under the Employee Purchase Plan. The "Plan Year" of the Employee Purchase Plan will begin January 1 and end December 31, 1996 at which time the first purchase of Common Stock under this plan may be made. Each Plan Year thereafter will commence January 1 and end December 31.

         Common Stock is purchased pursuant to the Employee Purchase Plan annually at a price per share equal to the lesser of 85% of the closing market price of the Common Stock on either the first or the last business day of the Plan Year on which the Common Stock is publicly traded (the "Exercise Price").

         Employees may not be granted a right under the Employee Purchase Plan to purchase Common Stock, during a calendar year, in excess of a total fair market value of $25,000, or be granted a right to purchase Common Stock if, following such grant, the employee would beneficially own 5% or more of the total voting power or value of all classes of the Company's Stock. Rights acquired under the Employee Purchase Plan are not transferable.

         The Employee Purchase Plan is administered by the Board of Directors. The authority to administer the Employee Purchase Plan includes the authority
(i) to interpret the Employee Purchase Plan and decide any matters arising thereunder, and (ii) to adopt such rules and regulations, not inconsistent with the provisions of the Employee Purchase Plan, as the Board may deem advisable to carry out the purpose of the plan. The Employee Purchase Plan is to continue from year to year, however, the Board of Directors may discontinue it at any time.

         Upon termination of employment, other than by death, retirement or long-term disability, an employee immediately ceases participation in the Employee Purchase Plan and the Company will pay to the employee the balance of any contributions made to the plan on behalf of the employee. Upon termination of employment due to death, retirement or long-term disability, the employee or his estate may elect to be paid the balance of any contributions made to the Employee Purchase Plan on behalf of the employee. If no such election is made, such balance will be used to purchase Common Stock on behalf of the employee or his estate in the normal course under the plan.

         A copy of the Employee Purchase Plan is attached hereto as Exhibit D.

         A majority of the votes cast for shares of Common Stock present or represented by proxy at the Annual Meeting of shareholders is required to adopt the Employee Purchase Plan. Counsel has expressed its intention to vote all of its shares in favor of the plan. THE BOARD OF DIRECTORS HAS APPROVED AND ADOPTED THE EMPLOYEE PURCHASE PLAN AND RECOMMENDS THAT ALL SHAREHOLDERS VOTE IN FAVOR OF ITS ADOPTION.

                                  PROPOSAL 6:

                               PRIVATE PLACEMENT

         On June 28, 1995, the Board of Directors approved the issuance of common shares of the Corporation in an amount sufficient to raise a minimum of $6,000,000 and a maximum of $10,000,000 in a private placement to be made to sophisticated investors. Depending upon the trading price of the Company's shares upon closing of the private placement, this could result in the issuance of up to 2,500,000 shares of Common Stock in the proposed private placement. The Board of Directors has approved the offering in part to increase the Company's tangible net assets to a level that will allow the Company's Common Stock to continue to meet the requirements for inclusion on the NASDAQ Stock Market National Market.

         Shareholder approval may not be necessary for consumation of such private placement depending on the final terms and conditions of the private placement. However, due to the fact that consummation of the private placement is required in order that the Company may meet the requirements for continued inclusion in the NASDAQ Stock Market National Market, the Company is seeking approval of the issuance of such shares so that it may consummate the private placement. In the event that the shareholders do not approve the issuance of shares in the proposed private placement, the Company may take such steps as become necessary or advisable to allow continued inclusion on the NASDAQ Stock Market National Market.

                 A majority of the shares of common stock present or represented by proxy at the Annual Meeting of Shareholders and entitled to vote is required to approve the issuance of shares in the proposed private placement. Counsel has expressed its intention to vote all of its shares in favor of the proposed private placement. THE BOARD OF DIRECTORS HAS APPROVED THE PRIVATE PLACEMENT AND RECOMMENDS THAT ALL SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED PRIVATE PLACEMENT.

                                  PROPOSAL 7:

                         INCREASE IN AUTHORIZED SHARES


         On June 28, 1995, the Board of Directors approved an increase in the number of authorized shares of Common Stock from 15,000,000 to 30,000,0000.

         At the close of business of July 14, 1995, there were outstanding ____ shares of the Company's Common Stock. In addition, the Company has reserved 605,250 shares for issuance in connection with outstanding stock options and
3,240,000 shares for issuance in connection with outstanding warrants.   As a
result, the Company has available for issuance 1,418,940 shares of Common Stock, which is insufficient to reserve the necessary shares for issuance under the 1995 Directors Option Plan, the 1995 Key Employees and Directors Option Plan, and the Employee Purchase Plan. See "Proposal 2: Adoption of 1995 Non-Qualified Stock Option Plan for Directors," "Proposal 3: Adoption of 1995 Non-Qualified Stock Option Plan for Key Employees and Directors," and "Proposal 5: Adoption of Employee's Stock Purchase Plan." The Company also plans to issue up to 2,500,000 shares of Common Stock in connection with a private placement in order to meet certain Nasdaq National Market listing criteria.

         The proposed increase in the number of authorized shares of Common Stock has been recommended by the Board of Directors to assure that an adequate supply of authorized unissued shares is available for the purposes set forth
herein.   Although the Board of Directors has no present intention of issuing additional shares of Common Stock other than in connection with a proposed private placement, such additional shares could be issued in a public or private sale, merger or similar transaction, increasing the number of outstanding shares and thereby diluting the equity interest and voting power of current shareholders.

         Approval of the increase in authorized shares will be deemed to be an approval of the amendment of Section 4 of the Company's Certificate of Incorporation to effectuate such change. A copy of the amendment is attached hereto as Exhibit E.

         A majority of all outstanding shares of Common Stock entitled to vote at the Annual Meeting of Shareholders is required to approve the increase in the number of authorized shares of Common Stock. Counsel has expressed its intention to vote all of its shares in favor of the proposed increase. THE BOARD OF DIRECTORS HAS APPROVED THE INCREASE AND RECOMMENDS THAT ALL SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED INCREASED.


                                  PROPOSAL 8:

                                REINCORPORATION


         On June 28, 1995, the Board of Directors approved the reincorporation of the Company as a Delaware corporation. At the Annual Meeting of Shareholders, the shareholders of the Company will be asked to approve a proposal (the "Reincorporation Proposal") to change the Company's state of incorporation from New York to Delaware pursuant to an Agreement and Plan of Merger (the "Merger Agreement") providing for the Merger (the "Merger") of the Company, a New York corporation, with and into Choice Drug Systems, Inc., a newly formed Delaware corporation that is a wholly-owned subsidiary of the Company ("CDSI").

         If the shareholders approve the Reincorporation Proposal, CDSI will be the surviving corporation (the "Surviving Corporation") in the Merger. The principal effect of the Reincorporation Proposal will be to change the law applicable to the Company's corporate affairs from the New York Business Corporation

Law (the "New York") to the Delaware General Corporation General law (the "Delaware Law"). There are certain material differences between the New York Law and the Delaware Law, including certain differences in shareholders' rights. See "Comparison of New York Law and Delaware Law" and "Certain Charter Document Provisions."

         THE APPROVAL OF THE REINCORPORATION PROPOSAL WILL NOT RESULT IN ANY CHANGE IN THE NAME, SHAREHOLDERS, BUSINESS, MANAGEMENT, PRINCIPAL EXECUTIVE OFFICES, ASSETS, LIABILITIES OR NET WORTH OF THE COMPANY.

         The following discussion summarizes certain aspects of the Reincorporation Proposal, including certain material differences between the New York Law and the Delaware Law. This summary does not purport to be a complete description of the Reincorporation Proposal or the differences between shareholders' rights under the New York law and the Delaware Law and is qualified by reference to (1) the Merger Agreement, dated as of July 14, 1995, between the Company and CDSI attached hereto as Exhibit F (2) the Certificate of Incorporation of CDSI (the "New Certificate") attached hereto as Exhibit G, and (3) the Bylaws of CDSI (the "New Bylaws") attached hereto as Exhibit H. Copies of the Company's current Articles of Incorporation, as amended (the "Present Articles"), and current Amended Bylaws (the "Present Bylaws") are available for inspection at the Company's executive office, and copies will be sent to shareholders, without charge, upon request.

         Approval of the Reincorporation Proposal by the Company's shareholders will also constitute approval of the Merger, the Merger Agreement, the New Certificate and the New Bylaws, as well as other matters included in the Reincorporation Proposal described in this Proxy Statement. In accordance with the terms of the Merger Agreement, the New Certificate and the New Bylaws will replace the Present Articles and Present Bylaws as the charter documents affecting corporate governance and shareholders' rights. For a description of certain differences between the Present Articles and Present Bylaws and the New Certificate and New Bylaws, see "Comparison of New York Law and Delaware Law" and "Certain Charter Document Provisions."

         The approval of the Reincorporation Proposal will affect certain rights of shareholders. Accordingly, shareholders are urged to read carefully this Proxy Statement and the Exhibits hereto. Shareholders of the Company whose shares are not voted in favor of the Reincorporation Proposal will not be eligible to obtain statutory dissenter's or appraisal rights.

     BACKGROUND OF AND PRINCIPAL REASONS FOR THE REINCORPORATION PROPOSAL

         During 1995 the Company moved its principal executive offices from New York to Baltimore, Maryland. In addition, the Company significantly expanded its geographical scope in the Premier Acquisition. As a result the Board of Directors believes that the proposed reincorporation of the Company in Delaware will be in the best interests of the Company and its Shareholders. For many years Delaware has followed a policy of encouraging incorporation in that state and in furtherance of that policy has adopted comprehensive, modern and flexible corporation laws that are periodically updated and revised to meet changing business needs. As a result of Delaware's attractive legal environment, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The courts of Delaware have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware Law and establishing public policies with respect to Delaware corporations. The Board of Directors believes that reincorporation in Delaware will provide the Company with greater flexibility and more predictability with respect to its corporate legal affairs.

         The Company also expects that its reincorporation in Delaware will result in savings in certain state income taxes as well as savings in certain legal, accounting and operating costs.

              PRINCIPAL FEATURES OF THE REINCORPORATION PROPOSAL


         Pursuant to the Merger Agreement, it is contemplated that the Company will be merged into CDSI effective upon the filing of certificates of merger with the Secretary of State of Delaware and the Secretary of State of New York, which is expected to take place promptly after the securing of the approval of the shareholders of the Company at the Annual Meeting of Shareholders (the "Effective Time").

         Exchange Ratio in the Merger. Unlike a Merger between independent parties, the Merger constitutes the Merger of the Company into CDSI, a wholly-owned subsidiary of the Company, for the sole purpose of reincorporating the Company in Delaware. Accordingly, after giving effect to the Merger, each shareholder of this Surviving Corporation will have the same proportionate interest in CDSI that such shareholder previously had in the Company. Therefore, the Merger Agreement provides for a one-for-one exchange ratio.

         Terms of the Merger. The description of certain terms and conditions of the Merger Agreement herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit F and incorporated by reference herein.

         Conversion of Shares. At the Effective Time, each outstanding share of the Company Common Stock (other than shares of the Company Common Stock held in the treasury of the Company, which will be canceled) will be converted into one share of CDSI Common Stock.

         Exchange of Stock Certificates. If the proposed Merger is consummated, it will not be necessary for the Company's shareholders to surrender their present certificates for the Company Common Stock for certificates representing CDSI Common Stock. Instead, upon consummation of the Merger, each certificate for shares of the Company Common Stock will be deemed to represent a certificate for an equal number of share of CDSI Common Stock.

         Certificates for the Company Common Stock presented for transfer following the Effective Time will be replaced with certificates for the appropriate number of shares of CDSI Common Stock.

         Listing on NASDAQ. The Company Common Stock currently is listed on the NASDAQ Stock Market. At the Effective Time, the Common Stock of CDSI will be listed on the NASDAQ Stock Market.

         Directors and Officers of the Surviving Corporation. Following the Merger, the officers of the Surviving Corporation will be the same individuals as the officers of the Company, and each such person will hold the same position or positions with the Surviving Corporation as he or she held with the Company. Should all of the Company's nominees for director be elected, then following the Merger the members of the Board of Directors of the Surviving Corporation will be the same individuals as the members of the Board of Directors of the Company.

         Employee Benefit Plans. All of the employee benefit plans maintained by the Company immediately prior to the reincorporation in Delaware shall continue to be maintained by CDSI.

         Options and Warrants. Each stock option and warrant to purchase shares of Company Common Stock which has been granted and is outstanding shall on the Effective Date automatically become an option or warrant to purchase an equal number of shares of CDSI Common Stock upon the same terms and conditions.

         Conditions to the Merger; Amendment; Waiver; Termination. The respective obligation of each party to effect the Merger are subject to the following conditions:

                 (i) the approval of the Merger Agreement by shareholders of the Company holding two-thirds of the outstanding shares of the Company Common Stock;

                 (ii) the receipt of an opinion of counsel to the Company, satisfactory in form and substance to the Company, to the effect that for United States federal income tax purposes, no gain or loss will be recognized by the Company, CDSI, or any United Sates shareholders of the Company, by reason of the consummation of the Merger; and

                 (iii) the absence of any material pending or threatened litigation concerning the Merger or any other transaction contemplated by the Merger Agreement (unless such condition shall be waived by the Board of Directors of the Company).

         The Merger Agreement may be amended and any of its provisions, including any conditions precedent, may be waived by the corporation which is, or whose shareholders are, entitled to the benefits thereof, at any time prior to the Effective Time, if, in the sole judgment of the board of directors of the corporation, such amendment will not materially and adversely affect the rights and interest of the Company's shareholders.

         Notwithstanding approval thereof by the shareholders of the Company, the Merger Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time by the Board of Directors of the Company, if the Board of Directors of the Company shall determine for any reason that the consummation of the transaction contemplated by the Merger Agreement would be inadvisable or not in the best interests of the Company and its shareholders.


                  COMPARISON OF NEW YORK LAW AND DELAWARE LAW

         It is impractical to summarize all of the difference between New York and Delaware corporate law in this Proxy Statement, but significant differences, not elsewhere discussed, between the corporation laws of New York and Delaware that could materially affect the rights of shareholder of the Company include the following:

         Classification of the Board of Directors. New York Law permits but does not require the adoption of a classified board with as many as four classes but forbids fewer than three directors in any class.

         Delaware Law permits but does not require the adoption of a classified Board of Directors pursuant to which the directors can be divided into as many as three classes, with staggered terms of office and with only one class of directors coming up for election each year. Unless otherwise provided for in the certificate of incorporation, Delaware Law provides that directors who serve on a classified board can only be removed for cause.

         Shareholder Vote for Merger; Anti-takeover Provisions. Delaware Law relating to mergers and other corporate reorganizations differs from New York Law in a number of respects.

         New York Law requires that a plan of merger or disposition of all or substantially all assets not in the usual or regular course of business be approved by the holders of two-thirds of all outstanding shares entitled to vote. Under Delaware law, holders of a majority of all outstanding shares entitled to vote must approve a merger or disposition of all or substantially all assets. Furthermore, Delaware Law does not require a shareholder vote of the surviving corporation in a merger if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each outstanding share of the surviving corporation before the merger is unchanged, and (c) the number of additional shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger.

         New York Law contains certain anti-takeover provisions that prohibit any "business combination" between a "domestic corporation" and an "interested shareholder" for five years after the date that the interested shareholder became an interested shareholder unless prior to that date the board of directors of the domestic corporation approved the business combination or the transaction that resulted in the interested shareholder becoming an interested shareholder. After five years, such a business combination is permitted only if (i) it is approved by a majority of the shares not owned by, or by an affiliate of, the interested shareholder or (ii) certain statutory fair price requirements are met. New York Law defines "domestic corporation" as any corporation that (x) is incorporated in New York and, (y) has its principal executive offices and significant business operations in New York or has at least 250 or 25% of its employees in New York (including employees of its 80% subsidiaries) and (z) has at least 10% of its stock beneficially owned by New York residents.

         Delaware Law contains certain anti-takeover provisions that prohibit any business combination between a Delaware corporation and an "interested shareholder" for three years following the date that the interested shareholder became an interested shareholder unless (i) prior to the date the board approved the business combination or the transaction that resulted in the interested shareholder becoming an interested shareholder, (ii) upon consummation of the transaction that resulted in the interested shareholder becoming an interested shareholder the interested shareholder held at least 85% of the outstanding voting stock of the corporation (not counting shares owned by officers and directors), or (iii) on or subsequent to such date the business combination is approved by the board and at least two-thirds of the outstanding shares of voting stock not owned by the interested shareholder. Delaware law defines "interested shareholder" as any person who beneficially owns, directly or indirectly, 15% or more of the outstanding voting stock of the corporation. Delaware does not require that the corporation's principal executive offices or significant operations or employees be located in Delaware in order to enjoy the protection of the law.

         Number of Directors. Under New York Law, the number of directors may be fixed by the bylaws or by action of the shareholders or of the board under specific provisions of the bylaws adopted by the shareholders, provided that the number of directors be not less than three. Under Delaware Law, the board of directors may, subject to the certificate of incorporation, fix or change the authorized number of directors pursuant to a provision of the bylaws.

         Shareholder Action by Written Consent. New York Law permits shareholder action in lieu of an annual meeting only if all the shareholders who would have been entitled to vote upon a given action if an annual meeting were held on such action consent in writing to such action. Delaware Law permits shareholder action in lieu of an annual meeting upon the consent of holders of the minimum number of votes that would be necessary to take an action, unless otherwise prohibited by the certificate of incorporation.

         Approval of Transactions with Interested Directors. New York Law provides several methods for establishing the validity of transactions between a corporation and interested directors. One method requires a vote which would be sufficient for such purpose without counting the vote of such interested director, or, if the votes of the disinterested directors are insufficient to constitute an act of the Board, by unanimous vote of the disinterested directors. The comparable provision of Delaware Law requires the affirmative vote of a majority of the disinterested directors, without requiring that such vote be sufficient alone to be the act of the Board or Committee.

         Inspection of Shareholders List. New York Law provides a right of inspection of shareholder's lists to any person who shall have been a shareholder for at least 6 months immediately preceding his or her demand for any person holding at least 5% of a class of outstanding shares on at least 5 days written demand. The corporation has certain rights enabling it to assure itself that the demand for inspection is not for a purpose or interest other than that of the corporation. Delaware Law permits any shareholder to inspect the shareholder's list for a purpose reasonably related to such person's interest as a shareholder and, during the 10 days preceding the shareholder's meeting, for any purpose germane to that meeting.

         Payment of Dividends. Under New York Law dividends may be declared and distributions may be made out of surplus only, so that the net assets of the corporation remaining after such declaration, payment or distribution shall at least equal the amount of its stated capital. When any dividend is paid or any other distribution is made, in whole or in part, from sources other than earned surplus, it shall be accompanied by a written notice (1) disclosing the amounts by which such dividend or distribution affects stated capital, capital surplus and earned surplus, or (2) if such amounts are not determinable at the time of such notice, disclosing the approximate effect of such dividend or distributions upon stated capital, capital surplus and earned surplus and stating that such amounts are not yet determinable.

         Delaware Law permits the payment of dividends out of surplus or, if there is no surplus, out of net profits for the current and preceding fiscal years (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon a distribution of assets). In addition, Delaware Law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

                      CERTAIN CHARTER DOCUMENT PROVISIONS

         As with the comparison of New York and Delaware Law, it is impractical to summarize all of the differences between the Company's New York Certificate of Incorporation and Bylaws ("New York Corporate Documents") and the Company's Delaware Certificate of Incorporation and Bylaws ("Delaware Corporate Documents"). The primary differences, however, are:

                 Size of the Board of Directors. Under the New York Corporate Documents, the Board consists of nine members. Under the Delaware Corporate Documents, the Board consists of three to fifteen members, to be determined by the Board, provided that the number may increase to reflect the rights of preferred stockholders.

                 Authorized Shares of Common Stock. Under the New York Corporate Documents, assuming approval of Proposal 5 to increase the number of authorized shares of common stock, thirty million (30,000,000) shares of common stock are authorized to be issued. Under the Delaware Corporate Documents, thirty million (30,000,000) shares of common stock are authorized.

                 Removal of Directors for Cause. Under the New York Corporate Documents, members of the Board of Directors may be removed at any time by the shareholders without cause and by the Board of Directors at any time with cause. Under the Delaware Documents, members of the Board of Directors may only be removed, at a time other than a regular shareholders meeting, by a vote of two-thirds (2/3) of the shareholders for cause.

                 Indemnification of Directors. Under the New York Corporate Documents, the members of the Board of Directors are indemnified to the fullest extent of New York Law. Under the Delaware Documents, the members of the Board of Directors are indemnified to the fullest extent of Delaware Law. New York Law and Delaware Law have certain differences regarding director indemnification that may be relevant to claims against the members of the Board.

                 Amendment of the Certificate of Incorporation or Bylaws.
Under the New York Corporate Documents, a majority of the Board of Directors and a majority of shareholders is required to amend the Certificate of Incorporation. The Bylaws may be amended by a majority of the Board of Directors or a majority of the shareholders. Under the Delaware Corporate Documents, a majority of the shareholders and a majority of the Board of Directors are required to amend the Certificate of Incorporation, except as noted below. Two-thirds (2/3) of the shareholders and two-thirds (2/3) of the Board of Directors is required to amend certain provisions of the Certificate of Incorporation, primarily those concerned with indemnification and other matters affecting individual members of the Board. Under the Delaware Corporate Documents, a majority of the shareholders or a majority of the Board of Directors is required to amend the Bylaws.

                 Shareholder Written Consent. Under the New York Corporate Documents, the Company's shareholders may take action by written consent.
Under the Delaware Corporate Documents, the Company's shareholders may not take action by written consent.

                 Special Meetings Called by Shareholders. Under the New York Corporate Documents, the Company's shareholders may call a special meeting only by action of a majority of the shares outstanding. Under the Delaware Corporate Documents, the Company's shareholders may call a special meeting if one-tenth (1/10) of the shares outstanding request a special meeting.

         The affirmative vote of two-thirds of the shares of Common Stock outstanding and entitled to vote is required to approval the reincorporation. Counsel has expressed its intention to vote all of its shares in favor of the reincorporation. THE BOARD OF DIRECTORS HAS APPROVED THE REINCORPORATION IN DELAWARE AND RECOMMENDS THAT ALL SHAREHOLDERS VOTE IN FAVOR OF THE REINCORPORATION.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The accounting firm of Arthur Andersen LLP was appointed by the Board of Directors to serve as the Company's Independent Public Accountants for the fiscal year ended February 28, 1995. A representative of that firm will be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement if he so desires and to respond to questions.

                            DEADLINE FOR SUBMITTING
                             SHAREHOLDER PROPOSALS

         Proposals of shareholders intended for consideration at the Company's 1996 Annual Meeting of Shareholders must be received by the Company's executive offices at 2930 Washington Blvd., Baltimore, Maryland 21230, no later than March 25, 1996, if any such proposal is to be eligible for inclusion in the Company's proxy materials for that Annual Meeting of Shareholders.

                                 OTHER MATTERS

         The management of the Company knows of no other matters to be brought before the Annual Meeting of Shareholders. If any other matter is duly presented for action, it is the intention of the persons named in the enclosed proxy to vote on such matter in accordance with their best judgment.

         A copy of the Company's Annual Report on Form 10-K/A2 is being mailed to each shareholder of record together with this Proxy Statement.

         EACH SHAREHOLDER IS URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY. IN THE EVENT A SHAREHOLDER DECIDES TO ATTEND THE ANNUAL MEETING, THE PROXY MAY, IF SUCH SHAREHOLDER WISHES, MAY BE REVOKED AND SUCH SHAREHOLDER MAY VOTE THE SHARES IN PERSON. IN ADDITION, A PROXY MAY BE REVOKED BY A SHAREHOLDER AT ANY TIME BEFORE SUCH PROXY IS VOTED.

                                                                       EXHIBIT A



                           CHOICE DRUG SYSTEMS, INC.
                               1995 NONQUALIFIED
                             STOCK OPTION PLAN FOR
                                   DIRECTORS



   1. The Purpose of the Plan. This Plan is intended to provide an opportunity for individuals serving as directors of the Corporation to acquire shares of the Corporation's Common Stock, providing an equity interest in the Corporation and additional compensation based on appreciation of the value of such stock. The Plan provides for the grant of stock options which are not incentive stock options as defined in Section 422 of the Code as an incentive to service or continued service to the Corporation in order to aid the Corporation in obtaining and retaining directors of outstanding ability.

   2. Definitions. For purposes of this Plan, the following terms will be defined as indicated:

       (a) "Board" means the Board of Directors of the Corporation or such committee as it may constitute in accordance with Rule 16b-3.

       (b) "Cause" means habitual drug use or drunkenness, embezzlement of Corporation funds, conduct which is injurious to the Corporation, or conviction of a felony, all as determined in good faith by the Board

       (c)    "Code" means the Internal Revenue Code of 1986, as amended.

       (d) "Common Stock" means the common stock of the Corporation, $.01 par value.

       (e) "Corporation" means Choice Drug Systems, Inc., a New York corporation.

       (f) "Disinterested" has the meaning prescribed by Rule 16b-3 from time to time.

       (g) "ERISA" means the Employees Retirement Income Security Act, as amended from time to time, or any successor statute.

       (h) "Fair Market Value" means the closing price of the Common Stock, as reported by the Nasdaq Stock Market or by any national securities exchange upon which the Common Stock is traded. In the event the Common Stock is not listed on an exchange or traded in the over-the-counter market, then the Board will determine Fair Market Value, which determination will be made in good faith and will be binding.

       (i) "Option" means a non-qualified option granted pursuant to the Plan.

       (j) "Plan" means the Corporation's 1995 nonqualified stock option plan for directors described herein.

       (k) "Rule 16b-3" means Rule 16b-3 as promulgated under the Securities Exchange Act of 1934, as amended, as the rule may be amended from time to time, or any successor rule or other comparable regulatory requirements.

       (l) "Subsidiary" means any person or entity which is controlled by the Corporation.

   3. Stock Subject to the Plan. There will be reserved for issuance upon the exercise of Options 200,000 shares of Common Stock, which will be authorized and unissued Common Stock. If an Option expires or terminates for any reason without being exercised in full, the shares subject thereto which have not been purchased will again be available for purposes of the Plan. The number of shares as to which Options may be granted under the Plan will be proportionately adjusted, to the nearest whole share, in the event of any stock dividend, stock split, share combination or similar recapitalization involving the Common Stock, any merger, consolidation or reorganization, or any spin-off, spin-out or other significant distribution of assets of stockholders for which the Corporation receives no consideration. In the event that there is an insufficient number of authorized shares of Common Stock available to allow exercise of the Options on the date of any grant hereunder, such Options will not be exercisable until there are sufficient shares of Common Stock authorized for issuance.

   4. Option Agreement. Each grant of an Option will be evidenced by an Option agreement, executed by the holder of the Option and the Corporation, which Option Agreement will (i) comply with and include expressly or by reference the terms and conditions set forth in this Plan, and (ii) may include other provisions not inconsistent with the provisions of this Plan, including provisions granting the holder the right to receive property at the time of exercise of the Option (provided that Section 83 of the Code applies to any such property other than cash). The granting of any Option under the Plan will not be deemed either to entitle the holder of the Option to, or to disqualify such holder from, participation in any other grant of Options under the Plan.

   5. Eligibility. Subject to the other terms of this Plan, Options may be granted to directors of the Corporation, whether or not they receive other remuneration from the Corporation or its subsidiaries as executive officers, as consultants, or in any other capacity.

   6. Terms and Conditions of Options. All Options will be granted as provided below and will be subject to the following terms and conditions:

       (a) Grant of Options. An Option to acquire 5,000 shares will be granted to each director of the Corporation upon the date of his or her initial election to the Board. Additionally, each individual serving on the Board on the last day of the Corporation's fiscal year who has served on the Board for at least six (6) months during such fiscal year will be granted an Option to acquire 2,000 shares on the last day of such calendar year.

   If the Corporation's fiscal year is changed, individuals will be eligible to receive an annual Option to acquire 2,000 shares for the Corporation's interim fiscal period, so long as such interim period is at least six (6) months long and the individual satisfies the service requirements set forth immediately above.

       (b) Option Price. Except in the case of Substitute Options, the Option price per share will be equal to the Fair Market Value of the Common Stock on the trading day next preceding the date the Option is granted.

       (c) Option Term. No Option will be exercisable after the expiration of ten (10) years from the date the Option is granted.

       (d) Payment and Withholding. Payment for all shares purchased pursuant to exercise of an Option will be made in cash, by delivery of unrestricted shares of Common Stock at Fair Market Value on the date of exercise, or a combination thereof. The payment will be made at the time the Option or any part thereof is exercised, and no shares will be issued until full payment therefor has been made. Payment in currency or by check, bank draft, cashier's check or postal money order will be considered payment in cash. In addition to the Option price, the Corporation will have the right, if applicable, to require the holder of an Option to remit to the Corporation an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for shares issuable upon exercise of the Option.

       (e) Conditions to Exercise of an Option. No Option may be exercised to any extent until the holder will have served as a director of the Corporation continuously for at least three (3) months from the date of grant. Except as provided in subparagraph (g) below, an Option may not be exercised by the holder unless he is then, and continuously after the grant of the Option has been, a director of the Corporation. No Option may be exercised by a holder with respect to fractional shares.

       (f) Nontransferability of Options. An Option will not be transferable or assignable except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code, Title I of ERISA or the rules thereunder, and an Option will be exercisable, during the holder's lifetime, only by him. Notwithstanding the limitations of this subparagraph (g), the Board may, in its sole discretion, allow transfer of an Option to an immediate member of the Option holder's family or to a family partnership or trust.

       (g) Termination of Service as Director or Death. In the event that a holder ceases to serve as a director of the Corporation for any reason other than his death, disability or termination for Cause, such holder will have the right to exercise the Option under the Plan at any time within three (3) months after his termination of service to the extent his right to exercise the Option has accrued pursuant to the grant and had not previously been exercised at the date of termination. In the event of termination of service of the holder by reason of disability, the holder may not exercise an Option later than twelve
(12) months after the date of such termination. If the holder of an Option dies while he is serving as a director of the Corporation, his Option may be exercised (to the extent that the holder will have been entitled to do so at the date of his death) by a legatee or legatees of the holder under his last will, or by his personal representatives or distributee, at any time during the twelve (12) month period following his death. In the event of termination of service of the holder for Cause, any and all Options of the holder shall automatically expire upon such termination. Notwithstanding anything in this subparagraph (g), no Option may be exercised more than ten (10) years after the date on which such Option was granted. For purposes of this subparagraph (g), service as a director of a holder will not be deemed terminated so long as the holder is a director of the Corporation or another entity which has assumed this Option in a transaction to which Section 424(a) of the Code is applicable.

       (h) Changes in Capitalization; Merger; Liquidation. The number of shares of Common Stock covered by each outstanding Option will be proportionately adjusted, to the nearest whole share (i) for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation, or
(ii) for any spin-off or spin-out of assets to the Corporation's stockholders or any other significant distribution of assets by the Corporation to its stockholders without receipt of consideration by the Corporation. Any such adjustment to an outstanding Option will be made without changing the total price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share covered by the Option. If the Corporation is the surviving corporation in any merger or consolidation, each outstanding Option will pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled to receive in such merger or consolidation. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation will cause each outstanding Option to terminate, except for Options as to which another entity assumes or substitutes another option in a transaction to which Section 424(a) of the Code is applicable; provided, however, that, as to any Options which so terminate, each holder will have the right immediately prior to such dissolution, liquidation, merger or consolidation, to exercise his Option in whole or in part, including with respect to shares as to which such Option would not otherwise be exercisable by reason of an insufficient lapse of time, without regard to any provisions deferring exercise contained herein.

Except as expressly provided in this subparagraph (h), the holder of an Option will have no rights by reason of any subdivision or combination of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any spin-off, spin-out or comparable distribution of assets to the Corporation's stockholders, or by reason of any dissolution, liquidation, merger or consolidation or distribution to the Corporation's stockholders of assets or securities of another entity; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number or price of shares of Common Stock subject to the Option. The existence of the Plan and the Options granted pursuant to the Plan will not affect in any way the right or power of the Corporation to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Corporation, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Corporation, any sale or transfer of all or any part of the Corporation's business or assets, or any other corporate act or proceeding.

       (i) Each Option will be subject to the requirement that if at any time the Board determines that the listing, registration or qualification of the shares subject to the Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Option or the issue or purchase of Common Stock thereunder, the Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Board. The holder of the Option will supply the Corporation with such certificates, representations, opinions of counsel and information as the Corporation may request, including, without limitation, an investment letter certifying that all shares being purchased under an Option are being acquired for investment and not for the purpose of resale or distribution, and will otherwise cooperate with the Corporation in obtaining such listing, registration, qualification, consent or approval.

       (j) Notwithstanding any other plan provision, no Option granted pursuant to the Plan will terminate when a director is on military, maternity, sick leave or other bona fide leave of absence so long as his service as a director is continuing pursuant to statute or contract.

   7. Termination and Amendment of the Plan. The Plan shall terminate at midnight on ____________________, 2005, ten (10) years after the date of its initial adoption by the Board. No Option will be granted under the Plan after that date, but Options granted before termination of the Plan will remain exercisable thereafter until they expire or lapse according to their terms.
The Plan may be terminated, modified or amended by the Corporation's stockholders or Board, so long as such modification or amendment does not result in the Plan no longer being in compliance with Rule 16b-3. Those provisions set forth in paragraph 6 of the Plan, as well as any Plan amendments providing for formula or like grants of Options, shall not be amended more than once every six (6) months, other than to comport with changes in the Code, ERISA, or the rules thereunder. The Corporation will use its best efforts to maintain this Plan and to assure that Options are granted and exercised under this Plan in accordance with Rule 16b-3, including, without limitation, the seeking of any appropriate modifications or amendments to this Plan and all requisite approvals and consents of the same.

   8. Holding Period. The grant of an Option under the Plan will be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended, so long as at least six (6) months elapse from the date of grant of the Option until the date of its disposition (other than upon exercise or conversion) or the disposition of the underlying Common Stock.

   9. No Rights as Stockholder. A holder of an Option will have no rights as a stockholder with respect to any Common Stock covered by his Option until the date of issuance of a stock certificate to him by the Corporation following exercise, in whole or in part, of the Option.

   10. Indemnification of Board. In addition to other rights of indemnification as they may have as members of the Board, each member of the Board will be indemnified by the Corporation against all costs and expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be party by reason of any action taken or failure to act under or in connection with the Plan, or any Option granted thereunder, and against all amounts paid by him in settlement thereof (provided the settlement is approved by legal counsel selected by the Corporation) or paid by him in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of a breach of the duty of loyalty or acts or omissions either not in good faith or which involve intentional misconduct or a knowing violation of law. Upon the institution of any such action, suit or proceeding, each Board member affected will notify the Corporation in writing of the same, giving the Corporation an opportunity, at its own expense, to defend the same before the member undertakes to defend it on his own behalf.

   11. Stockholder Approval. This Plan, as amended, is subject to the approval of the holders of a majority of the outstanding shares of Common Stock of the Corporation, which approval was obtained on ______________________, 1995.

                                                                       EXHIBIT B



                           CHOICE DRUG SYSTEMS, INC.
                        1995 INCENTIVE AND NONQUALIFIED
                             STOCK OPTION PLAN FOR
                          KEY PERSONNEL AND DIRECTORS



   1. The Purpose of the Plan. This Plan is intended to provide an opportunity for key persons and directors performing services to the Corporation and its Subsidiaries to acquire shares of the Corporation's Common Stock, providing an equity interest in the Corporation and additional compensation based on appreciation of the value of such stock. The Plan provides for the grant of stock options intended to constitute incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options, (a) as an incentive to service or continued service to the Corporation in order to aid the Corporation in obtaining and retaining key personnel and directors of outstanding ability, and
(b) in substitution for stock options of entities which may be acquired by the Corporation.

   2. Definitions. For purposes of this Plan, the following terms will be defined as indicated:

       (a)    "Board" means the Board of Directors of the Corporation.

       (b) "Cause" means habitual drug use or drunkenness, embezzlement of Corporation funds, conduct which is injurious to the Corporation, or conviction of a felony, all as determined in good faith by the Board or Committee.

       (c)    "Code" means the Internal Revenue Code of 1986, as amended.

       (d)    "Committee" has the meaning prescribed in paragraph 4.

       (e) "Common Stock" means the common stock of the Corporation, $.01 par value.

       (f) "Corporation" means Choice Drug Systems, Inc., a New York corporation.

       (g) "Disinterested" has the meaning prescribed by Rule 16b-3 from time to time.

       (h) "Fair Market Value" means the closing price of the Common Stock, as reported by the NASDAQ Stock Market, Inc. or by any national securities exchange upon which the Common Stock is traded. In the event the Common Stock is not listed on an exchange or traded in the over-the-counter market, then the Board or Committee will determine Fair Market Value, which determination will be made in good faith and will be binding.

       (i) "ISO" means in incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended from time to time.

       (j) "Key Person or Director" means a consultant, advisor, director or full-time salaried employee of either the Corporation or any present or future subsidiary who, in the judgment of the Board or Committee, is instrumental to the success of the Corporation or one of its Subsidiaries; including officers.

       (k)    "NQSO" means a non-qualified stock option.

       (l) "Option" means an option granted pursuant to the Plan, whether an ISO or an NQSO.

       (m) "Plan" means the Corporation's 1995 qualified stock option plan described herein.

       (n) "Rule 16b-3" means Rule 16b-3 as promulgated under the Securities Exchange Act of 1934, as amended, as the rule may be amended from time to time, or any successor rule or other comparable regulatory requirements.

       (o) "Subsidiary" means any person or entity which is controlled by the Corporation.

       (p) "Substitute Option" means an Option granted in substitution for options to purchase equity securities of an equity acquired by the Corporation.

   3. Stock Subject to the Plan. There will be reserved for issuance upon the exercise of Options 460,000 shares of Common Stock, which will be authorized and unissued Common Stock. If an Option expires or terminates for any reason without being exercised in full, the shares subject thereto which have not been purchased will again be available for purposes of the Plan. The number of shares as to which Options may be granted under the Plan will be proportionately adjusted, to the nearest whole share, in the event of any stock dividend, stock split, reorganization, merger, consolidation, share combination or similar recapitalization involving the Common Stock or any spin-off, spin-out or other significant distribution of assets of stockholders for which the Corporation receives no consideration. In the event that there is an insufficient number of authorized shares of Common Stock available to allow exercise of the Options on the date of any grant hereunder, such Options will not be exercisable until there are sufficient shares of Common Stock authorized for issuance.

   4.  Administration of the Plan.

       (a) Granting of Options in General. The Board may administer this Plan itself or may appoint a Committee of the Board to administer the Plan. The Committee will be so constituted as to permit the Plan to comply with Rule 16b-3. Subject to the provisions of the Plan, the Committee will have full authority and discretion to determine the Key Persons and Directors of the Corporation and its Subsidiaries to whom Options will be granted, the number of shares to be subject to each Option, the Option prices, and the exercise period for the Options. In making such determinations, the Committee may take into account the nature of the services rendered or to be rendered by such persons, their past, present or potential contributions to the Corporation, and any other factors which the Committee deems relevant. Subject to the provisions of the Plan, the Committee will have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Option agreements (which need not be identical); and to make all other determinations necessary or advisable for the proper administration of the Plan. The Board may at any time remove members from or add members to the Committee, or may abolish the Committee and revest in the Board the administration of the Plan. Vacancies on the Committee, howsoever caused, will be filled by the Board.

       (b) Granting of Options to Directors and Officers. Administration discretion regarding the selection of any director of the Corporation to whom Option's may be granted pursuant to this Plan, or the determination of the number of shares of Common Stock which may be allocated under such Options, will be exercised by a Committee of two or more directors, all of whom are Disinterested. Administrative discretion regarding the selection of any officer of the Corporation (who is not a director) to whom Options may be granted pursuant to this Plan, or the determination of the number of shares of Common Stock which may be allocated under such Options, will be exercised by
(i) the Board, if each of its members is Disinterested, or (ii) a Committee of two or more directors, all of whom are Disinterested.

   5. Option Agreement. Each grant of an Option will be evidenced by an Option agreement, executed by the holder of the Option and the Corporation, and such other instruments in such form as the Board or Committee approves from time to time, which instruments will (i) comply with and include expressly or by reference the terms and conditions set forth in this Plan, and (ii) may include such other provisions not inconsistent with the provisions of this Plan as the Board or Committee deems advisable, including provisions granting the holder the right to receive property at the time of exercise of the Option (provided that Section 83 of the Code applies to any such property other than cash). The terms and conditions of the Option agreements need not contain similar provisions. The granting of any Option under the Plan will not be deemed either to entitle the holder of the Option to, or to disqualify such holder from, participation in any other grant of Options under the Plan.

   6. Eligibility. Options may be granted to Key Persons or Directors of the Corporation and its present or future Subsidiaries, provided, however, that Options granted to directors and officers of the Corporation will comply with the applicable provisions of paragraph 4(b) of this Plan. Substitute Options may be granted to Key Persons or Directors of any entity acquired by the Corporation (or any subsidiary of such acquired entity).

   7. Terms and Conditions of Options. Subject to the following provisions, all Options will be in such form and upon such terms and conditions as the Board or Committee, in its discretion, may from time to time determine.

       (a) Option Price. Except in the case of Substitute Options, the Option price per share will be an amount determined by the Committee or the Board at the time the Option is granted, taking into account the market price of the Common Stock on such date, the value of services provided or to be provided by the recipient of the Options, and the overall value of the compensation of the recipient by the Corporation and its Subsidiaries. The Option price per share will in no event be less than the Fair Market Value of the Common Stock on the trading day next preceding the date the Option is granted. Further, in the case of ISOs granted to a Key Person or Director who beneficially owns more than ten percent (10%) of the then outstanding Common Stock, the Option price per share will in no event be less than 110% the Fair Market Value of the Common Stock on the trading day next preceding the date of grant. In the case of Substitute Options, the Option price per share will be determined by multiplying the market price of the Common Stock immediately prior to acquisition by the exchange ratio applicable to the class of equity securities of the acquired entity subject to the acquired entity's options immediately prior to acquisition, if any, or, if no such exchange ratio is applicable, by a factor determined by the Board. The Corporation will not be required to issue Options or Substitute Options for fractional shares, but may, in the discretion of the Board or Committee, round to the nearest whole share.

       (b) Option Term. No Option will be exercisable after the expiration of ten (10) years from the date the Option is granted. Further, in the case of ISOs granted to a Key Person who beneficially owns more than ten percent (10%) of the then outstanding Common Stock, the term of the Option will not exceed five (5) years from the date of grant. The date of grant will be the date on which the Board or Committee has approved the terms and conditions of the Option agreement evidencing the Option, has determined the recipient of the Option, the number of shares covered by the Option and the Option price per share, and has taken all other action necessary to complete the grant of the Option.

       (c) Option Type. Each Option granted hereunder will be clearly identified as either an ISO or an NQSO.

       (d) Maximum Grants. Any Key Person or Director will be entitled to receive, at any time over the life of this Plan, Options with respect to such number of shares of Common Stock as set by the Board or Committee, up to the total number of shares reserved for issuance upon exercise of Options as set forth in paragraph 3; provided, however, that ISOs granted in any calendar year to a Key Person or Director and exercisable for the first time by such Key Person or Director during any calendar year may not have an aggregate Fair Market Value in excess of $100,000.

       (e) Payment and Withholding. Payment for all shares purchased pursuant to exercise of an Option will be made in cash, by delivery of unrestricted shares of Common Stock at Fair Market Value on the date of exercise, or a combination thereof. The payment will be made at the time the Option or any part thereof is exercised, and no shares will be issued until full payment therefor has been made. Payment in currency or by check, bank draft, cashier's check or postal money order will be considered payment in cash. In addition to the Option price, the Corporation will have the right, if applicable, to require the holder of an Option to remit to the Corporation an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for shares issuable upon exercise of the Option.

       (f) Conditions to Exercise of an Option. Except in the case of a Substitute Option, no Option may be exercised to any extent until the holder will have been employed by the Corporation or one of its Subsidiaries continuously for at least three (3) months from the date of grant. Except as provided in subparagraph (h) below, an Option may not be exercised by the holder unless he is then a Key Person or Director of the Corporation or one of its Subsidiaries. No Option may be exercised by a holder with respect to fractional shares unless approved by the Board or Committee.

       (g) Nontransferability of Options. An Option will not be transferable or assignable except by will, by the laws of descent and distribution, or, in the case of NQSOs, pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act or the rules thereunder, and an Option will be exercisable, during the holder's lifetime, only by him. Notwithstanding the limitations of this subparagraph (g), the Board or Committee may, in its sole discretion, allow transfer of an Option to an immediate member of the Optionholder's family or to a family partnership or trust.

       (h) Termination of Employment or Death. In the event that a holder ceases to be employed by the Corporation or any of its Subsidiaries for any reason other than his death, disability or termination for Cause and will no longer be employed by any of them, such holder will have the right to exercise the Option under the Plan at any time within three (3) months after his termination of employment to the extent his right to exercise the Option has accrued pursuant to the grant and had not previously been exercised at the date of termination. In the event of termination of employment of the holder by reason of disability, the holder may not exercise an Option later than twelve
(12) months after the date of such termination. If the holder of an Option dies while he is employed by the Corporation or one of its Subsidiaries, his Option may be exercised (to the extent that the holder will have been entitled to do so at the date of his death) by a legatee or legatees of the holder under his last will, or by his personal representatives or distributees, at any time during the twelve-month period following his death. In all of the cases cited above, the Corporation's Board of Directors or the Committee may, in its discretion, extend the exercise period of the Option in question; provided, however, that notwithstanding this subparagraph (h), no Option may be exercised more than ten (10) years after the date on which such Option was granted. For purposes of this subparagraph (h), employment of a holder will not be deemed terminated so long as the holder is employed by the Corporation, a Subsidiary or another entity (or an affiliate of another entity) which has assumed this Option in a transaction to which Section 424(a) of the Code is applicable.

       (i) Changes in Capitalization; Merger; Liquidation. The number of shares of Common Stock covered by each outstanding Option will be proportionately adjusted, to the nearest whole share (i) for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation, or
(ii) for any spin-off or spin-out of assets to the Corporation's stockholders or any other significant distribution of assets by the Corporation to its stockholders without receipt of consideration by the Corporation. Any such adjustment to an outstanding Option will be made without changing the total price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share covered by the Option. If the Corporation is the surviving corporation in any merger or consolidation, each outstanding Option will pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled to receive in such merger or consolidation. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation will cause each outstanding Option to terminate, except for Options as to which another entity assumes or substitutes another option in a transaction to which Section 424(a) of the Code is applicable; provided, however, that, as to any Options which so terminate, each holder will have the right immediately prior to such dissolution, liquidation, merger or consolidation, to exercise his Option in whole or in part, including with respect to shares as to which such Option would not otherwise be exercisable by reason of an insufficient lapse of time, without regard to any provisions deferring exercise contained herein. To the extent that the foregoing adjustments relate to stock or securities of the Corporation, the adjustments will be made by the Board or Committee, whose determination will be conclusive. Except as expressly provided in this subparagraph (i), the holder of an Option will have no rights by reason of any subdivision or combination of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any spin-off, spin-out or comparable distribution of assets to the Corporation's stockholders, or by reason of any dissolution, liquidation, merger or consolidation or distribution to the Corporation's stockholders of assets or securities of another entity; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number or price of shares of Common Stock subject to the Option. The existence of the Plan and the Options granted pursuant to the Plan will not affect in any way the right or power of the Corporation to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Corporation, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Corporation, any sale or transfer of all or any part of the Corporation's business or assets, or any other corporate act or proceeding.

       (j) Each Option will be subject to the requirement that if at any time the Board or Committee determines that the listing, registration or qualification of the shares subject to the Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Option or the issue or purchase of Common Stock thereunder, the Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Board or Committee. The holder of the Option will supply the Corporation with such certificates, representations, opinions of counsel and information as the Corporation may request, including, without limitation, an investment letter certifying that all shares being purchased under an Option are being acquired for investment and not for the purpose of resale or distribution, and will otherwise cooperate with the Corporation in obtaining such listing, registration, qualification, consent or approval.

       (k) Notwithstanding any other plan provision, no Option granted pursuant to the Plan will terminate when an employee is on military, maternity, sick leave or other bona fide leave of absence so long as his right to reemployment is guaranteed either by statute or contract.

   8. Termination and Amendment of the Plan. The Plan shall terminate at midnight on ___________________, 2005, ten (10) years after the date of its initial adoption by the Board. No Option will be granted under the Plan after that date, but Options granted before termination of the Plan will remain exercisable thereafter until they expire or lapse according to their terms. The Plan may be terminated, modified or amended by the Corporation's stockholders or Board, so long as such modification or amendment does not result in the Plan no longer being in compliance with Rule 16b-3. The Corporation will use its best efforts to maintain this Plan and to assure that Options are granted and exercised under this Plan in accordance with Rule 16b-3, including, without limitation, the seeking of any appropriate modifications or amendments to this Plan and all requisite approvals and consents of the same.

   9. Holding Period. The grant of an Option under the Plan will be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended, so long as at least six (6) months elapse from the date of grant of the Option until the date of its disposition (other than upon exercise or conversion) or the disposition of the underlying Common Stock.

   10. No Rights as Stockholder. A holder of an Option will have no rights as a stockholder with respect to any Common Stock covered by his Option until the date of issuance of a stock certificate to him by the Corporation following exercise, in whole or in part, of the Option.

   11. Indemnification of Board or Committee. In addition to other rights of indemnification as they may have as members of the Board, each member of the Board or Committee will be indemnified by the Corporation against all costs and expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be party by reason of any action taken or failure to act under or in connection with the Plan, or any Option granted thereunder, and against all amounts paid by him in settlement thereof (provided the settlement is approved by legal counsel selected by the Corporation) or paid by him in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of a breach of the duty of loyalty or acts or omissions either not in good faith or which involve intentional misconduct or a knowing violation of law. Upon the institution of any such action, suit or proceeding, each Board or Committee member affected will notify the Corporation in writing of the same, giving the Corporation an opportunity, at its own expense, to defend the same before the member undertakes to defend it on his own behalf.

   12. Stockholder Approval. This Plan, as amended, is subject to the approval of the holders of a majority of the outstanding shares of Common Stock of the Corporation, which approval was obtained on ______________, 1995.

                                                                       EXHIBIT C

                                  AMENDMENT TO
                           CHOICE DRUG SYSTEMS, INC.
                             1992 STOCK OPTION PLAN

       Amendment to 1992 Stock Option Plan (the "Plan") of Choice Drug Systems, Inc. (the "Corporation") as approved by the Board of Directors of the Corporation on July 5, 1995 and by the Shareholders of the Corporation on _____________, 1995.

   The Plan shall be amended by deleting number 7(d) thereof and replacing it with a new number 7(d) so that, as amended, said number 7(d) shall be and read as follows:

         (d) In the event a Non-Employee Director ceases to serve as a member of the Board of Directors of the Company at any time for any reason, his option and all rights thereunder shall be exercisable by the Non-Employee Director at any time either: (1) within one (1) year thereafter; or (2) within an extended time period granted at the discretion of the Board of Directors or appropriate committee, such extension not to exceed five (5) years thereafter. In no event, however, shall the Non-Employee Director's option be exercisable at any time later than the termination date of such option.

                                                              -End of Amendment-

                                                                       EXHIBIT D



                           CHOICE DRUG SYSTEMS, INC.
                       1996 EMPLOYEE STOCK PURCHASE PLAN


                                   ARTICLE I

                            TITLE, PURPOSE AND TERM

         Section 1.01. This plan shall be known as the Choice Drug Systems, Inc. 1996 Employee Stock Purchase Plan (hereinafter referred to as the "Plan").

         Section 1.02. The purpose of the Plan is to provide the Employees of the Sponsoring Employer with a convenient way to become shareholders of the Sponsoring Employer. It is believed that further Employee participation in the ownership of the business will help to achieve the unity of purpose essential to the continued growth of the Sponsoring Employer and the mutual benefit of its employees and shareholders. This Plan is intended to be effective as an employee stock purchase plan, as defined in Section 423 of the Internal Revenue Code of 1986, as amended, and shall be interpreted and construed in accordance with such purpose.

         Section 1.03. The Plan will be effective on the Effective Date. However, if the Effective Date does not occur on or prior to January 1, 1997, then the Plan shall terminate. The plan will be continued from year to year but, subject to Section 5.03, may be modified or discontinued by the Sponsoring Employer at any time.


                                   ARTICLE II

                                  DEFINITIONS

         As used herein, the following words and phrases shall have the meanings specified below, unless a different meaning is plainly required by the context:

         Section 2.01. The term "Anniversary Date" shall mean each January 1 on and after the Effective Date.

         Section 2.02. The term "Board of Directors" shall mean the Board of Directors of the Sponsoring Employer.

         Section 2.03. The term "Closing Market Price" shall mean the closing price of the Sponsoring Employer's common stock as reported in The Wall Street Journal for the date of determination, provided, however, that if no such closing price is reported but a "bid" and an "asked" price are reported by The Wall Street Journal, then the term "Closing Market Price" shall mean the "bid" price for the date of determination.

         Section 2.04. The term "Continuous Service" shall mean the number of full years and completed months of continuous employment with the Employer from his last hiring date to his date of severance of employment for any reason. Continuous Service shall not be broken and shall be credited for absences due to vacation, temporary sickness or injury or military leave.

         Section 2.05. The term "Contribution Account" shall mean the account established on behalf of a Member to which shall be credited the amount of the Member's contribution, pursuant to Article IV.

         Section 2.06.    The term "Effective Date" shall mean January 1, 1996.

         Section 2.07. The term "Employee" shall mean each current or future employee of an Employer whose customary employment is at least twenty (20) hours a week and more than five months in a calendar year.

         Section 2.08. The term "Employer" shall mean the Sponsoring Employer and its successors by merger or consolidation and any direct or indirect subsidiary of the Sponsoring Employer, provided, however, that the Board of Directors may deny participation in this Plan to any such subsidiary.

         Section 2.09. The term "Exercise Date" shall mean the last business day of the Plan Year on which the Sponsoring Employer's common stock publicly trades.

         Section 2.10. The term "Grant Date" shall mean the first day of the Plan Year during which the Sponsoring Employer's common stock publicly trades.

         Section 2.11. The "Issue Price" shall mean the price of the stock to be charged to participating Members at the "Exercise Date". The "Issue Price" shall be determined as outlined in Article IV.

         Section 2.12. The term "Member" shall mean any Employee of an Employer who has met the conditions and provisions for becoming a member as provided in Article III hereof.

         Section 2.13. The term "Member's Contribution Rate" shall be an exact number of dollars elected by the Member to contribute by regular payroll deductions to his Contribution Account as outlined in Section 4.02 and the term "Member's Contribution" shall be the aggregate dollars actually so contributed.

         Section 2.14. The term "Normal Monthly Pay" shall be computed with respect to Employees who are paid on an hourly basis by annualizing such Employee's hourly base pay and his or her regular scheduled hours of work as of January 1, 1996 and dividing by twelve. For salaried employees the "Normal Monthly Pay" shall be their regular monthly base pay as of January 1, 1996.

                                       2.

         Section 2.15. The term "Plan Year" shall mean a twelve (12) month period beginning on the first day of January and ending on the last day of December.

         Section 2.16. The term "Sponsoring Employer" shall mean Choice Drug Systems, Inc., a _______ corporation with principal offices located at __________________________, the Plan sponsor for all purposes.

         Section 2.17. The term "Sponsoring Employer Stock" shall mean those shares of Sponsoring Employer's Common Stock, par value $____ per share, which pursuant to Section 4.01 are reserved for issuance upon the exercise of the options granted under this Plan.

         Section 2.18. Any words herein used in the masculine shall read and be construed in the feminine where they would so apply. Words in the singular shall be read and construed as though in the plural in all cases where they would so apply.


                                  ARTICLE III

                               MEMBERSHIP IN PLAN

         Section 3.01. Each Employee shall become eligible to be a Member of the Plan and may participate therein as of an Anniversary Date if he is an Employee on the immediately preceding ______ 1 and remains an Employee on the Anniversary Date.

         Section 3.02. All eligible Employees who become Members of the Plan shall have the same rights and privileges, except for the 10% deduction limit set forth in Section 4.02 and the $21,250 aggregate purchase and 5% stock ownership limits set forth in Section 4.06. Upon becoming a Member, said Member shall be bound by the terms of this Plan, including any amendments hereto.

         Section 3.03. Each Employee who becomes eligible to be a Member and participate in the Plan shall be furnished a summary of the Plan and a Request for Participation. If such Employee elects to participate hereunder, he or she must complete such form and file it with his or her Employer no later than 15 days prior to the next Anniversary Date. The completed Request for Participation shall indicate the amount of Employee contribution authorized by the Member. The Employee shall confirm his or her decision to participate by completing a Confirmation of Participation. The Employee's election to participate shall remain in effect unless otherwise revoked or modified by the Employee in any future year. If any Employee does not elect to participate in any given Plan Year, he or she may elect to participate on any future Anniversary Date so long as he continues to meet the eligibility requirements.

                                   ARTICLE IV

                                       3.

                           ISSUANCE OF STOCK OPTIONS

         Section 4.01. The aggregate number of shares of the Sponsoring Employer Stock which may be issued to Members under the Plan upon the exercise of the options granted hereunder shall be, and the Sponsoring Employer shall reserve, ______ shares of Sponsoring Employer Stock. These shares may be either authorized and unissued shares, issued shares held in or acquired for the treasury of the Sponsoring Employer, or shares of common stock reacquired by the Sponsoring Employer upon purchase in the open market otherwise.

         Section 4.02. In order to participate in this Plan, and be granted options hereunder, an Employee must authorize his Employer to deduct through a payroll deduction an exact number of dollars per month, but not less than $10.00 per month. The maximum deduction shall be 10% of such Employee's normal monthly pay from his Employer as of _______1 prior to the beginning of the Plan Year. Such authorization shall be in writing and on such forms as provided by the Sponsoring Employer. Such deductions shall begin as of the first pay period on or after the first day of the Plan Year. For all purposes of this Plan, such contributions shall be deemed a part of the Member's Contribution. Employee contributions will not be permitted to begin at any time other than the beginning of a Plan Year. No interest shall accrue to Members on any amounts withheld under this Plan.

         The Member's Contribution Rate, once established, shall remain in effect for all Plan Years unless changed by the Member in writing on such forms as provided by the Sponsoring Employer and filed with the Sponsoring Employer at least fifteen (15) days prior to the next Anniversary Date.

         At any time during the Plan Year, a Member may notify the Sponsoring Employer he wishes to discontinue his contributions. This notice shall be in writing and on such forms as provided by the Sponsoring Employer and shall become effective as of a date not more than thirty (30) days following its receipt by the Sponsoring Employer.

         Members may elect to withdraw their contributions at any time during the Plan Year. However, if contributions are withdrawn during the Plan Year, no further contributions will be permitted during that Plan Year by such withdrawing Member.

         Section 4.03. If the total number of shares to be purchased under option by all Members exceeds the number of shares authorized under this Plan, a pro-rata allocation of the available shares will be made among all Members authorizing such payroll deductions based on the amount of their respective payroll deductions up to the Exercise Date.

         Section 4.04. The Issue Price of the Sponsoring Employer Stock under this Plan will be the lesser of (i) 85% of the Closing Market Price on the first business day of the Plan Year on which such stock publicly trades and
(ii) 85% of the Closing Market Price on the last business day of the Plan Year on which such stock publicly trades.

                                       4.

         Section 4.05. On each Exercise Date the Member's Contribution Account shall be used to purchase the maximum number of whose shares of Sponsoring Employer Stock determined by dividing the Issue Price into the Member's Contribution Account. Any money remaining in a Member's Contribution Account may be returned to the Employee if requested. If such return is not requested, the balance (representing amounts which would purchase only fractional shares) will remain in the Contribution Account to be used in the next Plan Year along with new contributions in the new Plan Year. Options granted under this Plan shall be subject to such amendment or modification as the Sponsoring Employer shall deem necessary to comply with any applicable law or regulation, and shall contain such other provisions as the Sponsoring Employer shall from time to time approve and deem necessary.

         Section 4.06. In no event may a Member (i) receive an option or options granted under this Plan during a calendar year to purchase Sponsoring Employer Stock having a fair market value (determined at the Grant date) of more than twenty-one thousand two hundred-fifty dollars ($21,250), (ii) receive an option if such Member beneficially owns, immediately after the option is granted, five percent (5%) or more of the total combined voting power or value of all classes of stock of the Sponsoring Employer or of its direct or indirect subsidiary corporations, or (iii) transfer or otherwise alienate any option granted under this Plan.

         Section 4.07. Actual stock certificates for share purchased under this Plan shall be issued to a Member within 60 days after the Exercise Date, accompanied by an annual statement regarding any balance in the Member's Contribution Account.

         Section 4.08. Any Employee whose employment with the Employer is terminated for any reason (except death, retirement or long-term disability in accordance with the Employer's long-term disability plan) during the Plan Year shall cease being a Member immediately. The balance of the Member's Contribution Account shall be paid to such Member, or his legal representative, as soon as practical after his termination. Any options granted to such Member shall be deemed null and void.

         Section 4.09. If a Member shall die during a Plan Year, no further contributions on behalf of the deceased Member shall be made. The Executor or Administrator of the deceased Member may elect to withdraw the balance in said Member's Contribution Account by notifying the Employer in writing prior to the last day of the Plan Year. In the event no election to withdraw has been made, the balance accumulated in the deceased Member's Contribution Account shall be used to purchase shares of the Sponsoring Employer Stock in accordance with
Section 4.05 hereof.

         Section 4.10. If a Member shall retire or shall become long-term disabled and terminate employment (in accordance with the Employer's long-term disability plan) during a Plan Year, no further contributions on behalf of the retired or disabled Member shall be made. The Member may elect to withdraw the balance in his or her Contribution Account by notifying the Employer in writing prior to the last day of the Plan Year. In the event no election to withdraw has been made, the


                                       5.

balance accumulated in the retired or disabled Member's Contribution Account shall be used to purchase shares of the Sponsoring Employer's Stock in accordance with Section 4.05 hereof.

         Section 4.11. If a Member or former Member disposes of a share of Sponsoring Employer Stock obtained under this Plan (i) prior to two (2) years after the Grant Date of such share, or (ii) prior to one (1) year after the Exercise Date of such share, then that Member or former Member must notify the Sponsoring Employer immediately of such disposition in writing.


                                   ARTICLE V

                                 MISCELLANEOUS

         Section 5.01. The Sponsoring Employer or an individual delegated such authority by the Sponsoring Employer shall administer the Plan and keep record of individual member benefits. the Sponsoring Employer shall interpret the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan, and all such determinations by the Sponsoring Employer shall be conclusive and binding on all persons.

         Section 5.02. Each Member, former Member, or any other person who shall claim the right or benefit under this Plan, shall be entitled only to look to the Employer for such benefit.

         Section 5.03. The Board of Directors may at any time or from time to time, amend the Plan in any respect, except that, without approval of the Sponsoring Employer's stockholders, no amendment may (i) increase the number of shares reserved under the Plan other than as provided in Section 5.13 hereof,
(ii) reduce the Issue Price per share as defined herein, (iii) make the Plan available to any person who is not an eligible "Employee", (iv) materially increase the benefits accruing to Members, or (v) modify the requirements as to eligibility for participation in this Plan. Notwithstanding anything to the contrary set forth herein, if any provision herein shall be determined at any time to be in violation of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, (or any successor regulation), or to create any unintended tax result, such provision shall, upon such determination, automatically be deemed inoperative, void and of no force and effect as if never set forth herein and may be deleted from this Plan or amended by the Board of Directors or said Committee at any time with prospective or retroactive effect.

         Section 5.04. The Employer will pay all expenses of administering this Plan that may arise in connection with the Plan.

         Section 5.05. Any rules, regulations, or procedures that may be necessary for the proper administration or functioning of this Plan that are not covered in this Plan shall be promulgated and adopted by the Board of Directors of the Sponsoring Employer or the Committee of the Board of Directors.

                                       6.

         Section 5.06. Any headings or subheadings in this Plan are inserted for convenience of reference only and are to be ignored in the construction of any provisions hereof.

         Section 5.07. This Plan shall be construed in accordance with the laws of the State of Delaware.

         Section 5.08. A misstatement in the age, length of Continuous Service, date of employment or any other such matter, shall be corrected when it becomes known that any such misstatement of fact has occurred.

         Section 5.09. The options granted hereunder are not assignable or transferable by the Members, other than at the time of the death of the Member and by will or the laws of descent and distribution. If a Member attempts any prohibited assignment, transfer or alienation, his or her Employer shall disregard that action. During the lifetime of each Member, the options granted hereunder are only exercisable by such Member.

         Section 5.10. Any interpretations of this Plan shall be made solely by the Sponsoring Employer in order to insure that the options granted hereunder shall not be taxable to a Member until he actually disposes of those shares obtained through the exercise of those options.

         Section 5.11. This Plan will not be deemed to constitute a contract between an Employer and any Member or to be a consideration of an inducement for the employment of any Member or Employee. Nothing contained in this Plan shall be deemed to give any Member or Employee the right to be detained in the service of an Employer or to interfere with the right of an Employer to discharge any member or Employee at any time regardless of the effect which such discharge shall have upon him as a Member of the Plan.

         Section 5.12. No liability whatever shall attach to or be incurred by any past, present or future stockholders, officers, or directors, as such, of the employer, under or by reason of any of the terms, conditions or agreements contained in this Plan or implied therefrom, and any and all liabilities of and any and all rights and claims against the Employer, or any stockholder, officer or director as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan, are hereby expressly waived and released by every Member, as a part of the consideration for any benefits under this Plan. No member of the Board of Directors and no employee of Employer involved in the administration of this Plan shall be personally liable for any mistake of judgment made in good faith, and the Sponsoring Employer shall indemnify and hold harmless such person against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the consent of the Employer) arising out of any act or omission to act in connection with this Plan unless arising out of such person's own fraud or bad faith.

         Section 5.13. The aggregate number of shares of Sponsoring Employer Stock reserved for purchase under the Plan as provided in Section 4.01 hereof and the calculation of the Issue Price,

                                      7.

Minimum Issue Price and Maximum Issue Price per share as provided in Section
4.04 hereof shall be appropriately adjusted to reflect any increases or decreases in the number of issued shares of Sponsoring Employer Stock resulting from a subdivision or consolidation or combination of shares or other capital adjustments, or payment of a stock dividend, stock split, stock rights offering, special dividend, or other change or exchange for other securities by reclassification or otherwise, or other such increase or decrease in such shares of Sponsoring Employer Stock.

         Section 5.14. The Sponsoring Employer's obligation to sell and deliver stock under the Plan is at all times subject to all approvals of, or filings with, any governmental authorities required in connection with the authorization, issuance, sale or delivery of such stock.

         Section 5.15. A Member who is a person subject to Section 16 of the Securities Exchange Act of 1934, as amended, (i) is not allowed to sell the shares of Sponsoring Employer Stock purchased hereunder until six months after the Exercise Date related to such shares and (ii) if such Member ceases participation in the Plan, such Member may not participate again for at least six months.

         Section 5.16. Notwithstanding any other provision of this Plan, in order for this Plan to be effective as a Section 423 Plan it must be approved by the Stockholders of the Sponsoring Employer within 12 months before or after the Plan is adopted by the Sponsoring Employer's Board of Directors.


                                       8.

                                                                       EXHIBIT E

                            CERTIFICATE OF AMENDMENT

                                       of

                          CERTIFICATE OF INCORPORATION

                                       of

                           CHOICE DRUG SYSTEMS, INC.


               Under Section 805 of the Business Corporation Law


                 The undersigned, Allan C. Silber, and Don H. Thompson, being respectively the Chairman of the Board and Secretary of CHOICE DRUG SYSTEMS, INC. (the "Corporation") do hereby certify as follows:

                 1. The name of the Corporation is CHOICE DRUG SYSTEMS, INC. The Corporation was originally formed under the name Far Rockaway Prescription Center, Inc.

                 2. The Certificate of Incorporation of the Corporation was filed with the Department of State on May 18, 1973.

                 3. The Certificate of Incorporation of the Corporation is hereby amended to increase the number of authorized shares from 15,000,000 Common Shares, $.01 par value per share and 500,000 Preferred Shares, $.01 par value per share to 30,000,000 Common Shares, $.01 par value per share and 500,000 Preferred Shares, $.01 par value per share.

                 4. To effect the increase described in Item 3 above, the first paragraph only of Section 4 of the Certificate of Incorporation relating to the aggregate number of Common shares which the Corporation shall have authority to issue is hereby amended to read as follows:

                 "(4) The aggregate number of Shares which the Corporation shall have the authority to issue is Thirty Million Five Hundred Thousand (30,500,000) shares which are divided into Thirty Million (30,000,000) Common Shares, $.01 par value, and Five Hundred Thousand (500,000) Preferred Shares, $.01 par value."

                 5. The foregoing Certificate of Amendment of the Certificate of Incorporation was authorized by the Board of Directors, followed by a vote of the holders of a majority of the total outstanding shares of the Corporation.

                 IN WITNESS WHEREOF, we have hereunto signed our names and affirmed that the statements made herein are true, under penalties of perjury, this ____ day of ________, 1995.


                                        ___________________________
                                        Allan C. Silber, Chairman

                                        ___________________________
                                        Don H. Thompson, Secretary

                                                                       EXHIBIT F



                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (this "Merger Agreement") dated as of July 14, 1995, by and between Choice Drug Systems, Inc., a New York corporation ("Choice"), and Choice Drug Systems, Inc., a Delaware corporation and a wholly-owned subsidiary of CDSI ("CDSI").

                              W I T N E S S E T H:

         WHEREAS, Choice has an authorized capitalization of (a) 15,000,000 shares of common stock, par value $.01 per share ("Choice Common"), of which
(i) _____________ shares are issued and outstanding on the date hereof, (ii) no shares are issued and held in treasury, (iii) _____________ shares are issuable and (b) 500,000 shares of Preferred Stock, none of which is issued or outstanding on the date hereof.

         WHEREAS, CDSI has an authorized capitalization of (a) 30,000,000 shares of Common Stock, par value $.10 per share ("CDSI Common"), of which 100 shares are issued and outstanding as of the date hereof and all of such shares are held by Choice, and (b) 500,000 shares of Preferred Stock, par value $_____ per share, none of which is issued or outstanding on the date hereof;

         WHEREAS, the respective Boards of Directors of Choice and CDSI deem it advisable and in the best interest of each such corporation and its stockholders that Choice reincorporate in Delaware by means of a merger of Choice into CDSI in the manner contemplated herein (the "Merger") ;

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, the parties hereby agree as follows:

                         1.  MERGER OF CHOICE AND CDSI

         1.1 Merger. On the Effective Date (as defined below) hereof, pursuant to the provisions of the Delaware General Corporation Law (the "Delaware Law") and the New York Business Corporation Law (the "New York Law"), Choice and CDSI shall be merged into a single corporation by Choice merging into CDSI, with CDSI surviving as the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). Upon consummation of the Merger, the separate corporate existence of Choice shall cease and the Surviving Corporation shall become the owner, without transfer, of all rights, powers, assets, qualifications and property of Choice, and the Surviving Corporation shall become subject to all debts and liabilities of Choice in the same manner as if the Surviving Corporation had itself incurred them.

         1.2 Effective Date. The Merger shall be deemed effective upon the date and time of the later filing of a Certificate of Merger in New York and in Delaware, such date being herein referred to as the Effective date.

         1.3 Name of Surviving Corporation. The name of the surviving corporation shall be "Choice Drug Systems, Inc." The purposes, county where the principal office for the transaction of business shall be located, number and classification of directors, and capital stock of the surviving corporation shall be as appears in the Certificate of Incorporation of Choice Drug Systems, Inc. and as hereinafter set forth.

         1.4 Directors and Officers of CDSI. (a) The number of directors of Choice immediately prior to the Effective Date shall be the number of directors in each class of directors of the Surviving Corporation, and the directors of Choice immediately prior to the Effective Date shall be the directors of the Surviving Corporation, to hold office, in accordance with the Bylaws of the Surviving Corporation, until their respective successors are duly appointed or elected and qualified, or their prior death, resignation or removal; provided that if any Choice director nominated for election at Choice's 1995 Annual Meeting of Shareholders shall not be elected at such meeting, then that individual shall not serve as a director of the Surviving Corporation and any vacancy caused thereby shall be filled in accordance with the Bylaws of the Surviving Corporation.

         (b) The officers of Choice immediately prior to the Effective Date shall be the officers of the Surviving Corporation until their respective successors are duly elected and qualified, or their prior resignation, removal or death.

                       2.  EXCHANGE AND ISSUANCE OF STOCK

         The manner of effecting the Merger, including the conversion of the shares of Choice Common issued and outstanding immediately prior to the Effective Date into shares of CDSI Common, shall be as follows:

         (1) At the Effective Date each of the following transactions shall be deemed to occur simultaneously:

                 (a) Each share of Choice Common issued and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, automatically be cancelled and converted into and shall be one fully paid and non-assessable share of CDSI Common.

                 (b) All shares of Choice Common which shall then be held in Choice's treasury shall cease to exist, and all certificates representing such shares shall be cancelled by virtue of the Merger.

                 (c) Each share of CDSI Common Stock issued and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof automatically be cancelled.

                 (d) Each stock option to purchase shares of Choice Common which has been granted and is then outstanding pursuant to any Choice option plan shall on the Effective Date automatically become an option to purchase, upon the same terms and conditions, an equal number of shares of CDSI Common which the optionee would have been entitled to receive in Choice Common had he or she exercised his or her option in full immediately prior to the Effective Date (whether or not such option was then exercisable).

                 (e) Each warrant to purchase shares of Choice Common which has been granted and is then outstanding pursuant to shall on the Effective Date automatically become an warrant to purchase, upon the same terms and conditions, an equal number of shares of CDSI Common which the optionee would have been entitled to receive in Choice Common had he or she exercised his or her warrant in full immediately prior to the Effective Date (whether or not such warrant was then exercisable).


         (2)     After the Effective Date:

                 (a) Each holder of a certificate or certificates representing issued and outstanding shares of Choice Common (a "Former Holder"), may, but is not required to, surrender the same to _____________, or such other agent or agents as may be appointed by CDSI (the "Exchange Agent") for cancellation or transfer, and each such holder or transferee will be entitled to receive a certificate or certificates representing an equal number of shares of CDSI Common as the shares of Choice Common previously represented by the stock certificates surrendered. Until so surrendered or presented for transfer, each certificate which, prior to the Effective Date, represented issued and outstanding shares of Choice Common, shall be deemed and treated for all corporate purposes to represent the ownership of the same number of shares of CDSI Common as though such surrender or transfer and exchange had taken place. The stock transfer books for Choice Common Stock shall be deemed to be closed at the Effective Date with respect to each such share of Choice Common, and no transfer of such shares shall thereafter be made on such books.

                 (b) If any certificate for CDSI Common is to be issued in a name other than that in which the certificate for Choice Common surrendered for exchange is registered, it shall be a condition of such exchange that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Exchange Agent any transfer or other taxes required by reason of the issuance of such CDSI Common in any name other than that of the registered holder of the certificate surrendered, or established to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

                            3.  STOCKHOLDER APPROVAL

         3.1 Approval by Stockholders of Choice. Choice shall duly convene the 1995 Annual Meeting of Shareholders of Choice (the "Annual Meeting") in connection with which, among other things, Choice shall solicit the approval by such shareholders of this Merger Agreement, and the transactions contemplated hereby. Choice shall use its reasonable best efforts to obtain such approval.

         3.2 Approval by Stockholders of CDSI. Choice, as sole stockholder of CDSI, shall consent in writing to the execution of this Merger Agreement promptly after the date of this Merger Agreement.

                           4.  EMPLOYEE BENEFIT PLANS

         All of the employee benefit plans maintained by Choice immediately prior to the Merger shall continue to be maintained by CDSI without change, provided that all such plans shall be governed by Delaware law rather than New York law.

                        5.  CLOSING CONDITIONS; CLOSING

         5.1 Closing Conditions. The consummation of the Merger and the transactions set forth in this Merger Agreement are subject to the satisfaction on or prior to the Effective Date of the following conditions:

                 (a) The transactions contemplated by this Merger Agreement shall have received the approval by affirmative vote of the holders of two-thirds of the shares of Choice Common outstanding at the record date of the Annual Meeting.

                 (b) There shall have been obtained an opinion of counsel satisfactory to the Board of Directors of Choice, to the effect that for United States Federal income tax purposes no gain or loss will be recognized by Choice, CDSI or any United States holder of Choice Common, other than stockholders who exercise statutory dissenters' rights, on the exchange of such stock for CDSI Common on the basis of one share of CDSI Common for each shares of Choice Common.

                 (c) The absence of any material pending or threatened litigation concerning the Merger or any other transaction contemplated by the Merger Agreement (unless such condition shall be waived by the Board of Directors of Choice);

                 5.2 Closing. The closing under this Merger Agreement shall occur on the Effective Date at a place mutually convenient to all the parties hereto.

                    6.  TERMINATION OR ABANDONMENT OF MERGER

         At any time prior to the Effective Date, the parties hereto may by written agreement amend, modify or supplement any provision of this Merger Agreement, provided that no such amendment, modification or supplement may be made, if in the sole judgment of the Board of Directors of Choice, it will materially and adversely affect the rights and interests of Choice's shareholders.

                                 7.  AMENDMENTS

         At any time prior to the Effective Date, the parties hereto may by written agreement amend, modify or supplement any provision of this Merger Agreement, provided that no such amendment, modification or supplement may be made if, in the sole judgment of the Board of Directors of Choice, it will materially and adversely affect the rights and interests of Choice stockholders.

                               8.  GOVERNING LAW

         This Merger Agreement shall be construed under and in accordance with the laws of the State of Delaware.

                                  9.  HEADINGS

         The headings set forth herein are for convenience only and shall not be used in interpreting the text of the section in which they appear.

                          10.  SUCCESSORS AND ASSIGNS

         This Merger Agreement may not be assigned by either party without the written consent of the other party hereto, and this Merger Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

                               11.  COUNTERPARTS

         For the convenience of the parties hereto, this Merger Agreement may be executed in separate counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument.

                        12.  EXTENSIONS OF TIME; WAIVERS

         Any time prior to the Effective Date the parties hereto may, by written agreement (a) extend time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any breach or inaccuracy in the representations and warranties contained in this Merger Agreement or in any document delivered pursuant hereto, or (c) waive compliance with any of the covenants, conditions or agreements contained in this Merger Agreement, except as set forth in Section 5.1(a) hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.





                                        CHOICE DRUG SYSTEMS, INC.
                                        (a New York corporation)


                                        By:  _______________________________

                                        Its:  _______________________________

                                        Choice Drug Systems, Inc.
                                        (a Delaware corporation)




                                        By:  _______________________________

                                        Its:  _______________________________

                                                                       EXHIBIT G



                          CERTIFICATE OF INCORPORATION

                                       OF

                           CHOICE DRUG SYSTEMS, INC.


         The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "Delaware General Corporation Law"), hereby certifies that:

         FIRST: The name of the Corporation (hereinafter called the "Corporation") is Choice Drug Systems, Inc.

         SECOND: The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is 32 Loockerman Square, Suite L-100, Dover, Delaware 19901, County of Kent; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Prentice-Hall Corporation System, Inc.

         THIRD: The nature of the business or purposes of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

         FOURTH:

         1. The maximum number of shares of stock which the Corporation shall have the authority to issue is thirty million (30,000,000) shares of Common Stock having a par value of $0.01 per share, which shares shall not be subject to any preemptive rights, and five hundred thousand (500,000) shares of preferred stock having a par value of $.01 per share.

         2. Pursuant to Section 151 of the General Corporation Law of the State of Delaware, a statement of the designations, powers, preferences and rights, and the qualifications and restrictions thereof, in respect of each class of capital stock is as follows:

         A.      PREFERRED STOCK

         The Board of Directors is hereby expressly authorized at any time, and from time to time, to provide for the issuance of shares of preferred stock in one or more series, with such voting powers, full or limited, or no voting powers, and with such designations, preferences and relative, participating, optional or other rights, and qualifications or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by a majority of the

Board of Directors then in office and the certificate of designations filed under the General Corporation Law of the State of Delaware setting forth such resolution or resolutions, including (without limiting the generality thereof) the following as to each such series:

(I)      the designation of such series;

(ii) the dividends, if any, payable with respect to such series, the rates or basis for determining such dividends, any conditions and dates upon which such dividends shall be payable, the preferences, if any, of such dividends over, or the relation of such dividends to, the dividends payable on the Common Stock or any other series of preferred stock, whether such dividends shall be noncumulative or cumulative, and, if cumulative, the date or dates from which such dividends shall be cumulative;

(iii) whether shares of such series shall be redeemable at the option of the Board of Directors or the holder, or both, upon the happening of a specified event and, if redeemable, whether for cash, property or rights, including securities of the Corporation, the time, prices or rates and any adjustment and other terms and conditions of such redemption;

(iv) the terms and amount of any sinking, retirement or purchase fund provided for the purchase or redemption of shares of such series;

(v) whether shares of such series shall be convertible into or exchangeable for shares of Common Stock or any other series of preferred stock, at the option of the Corporation or of the holder, or both, or upon the happening of a specified event and, if provision be made for such conversion or exchange, the terms, prices, rates, adjustments and any other terms and conditions thereof;

(vi) the extent, if any, to which the holders of shares of such series shall be entitled to vote with respect to the election of directors or otherwise, including, without limitation, the extent, if any, to which such holders shall be entitled, voting as a series or as a part of a class, to elect one or more directors upon the happening of a specified event or otherwise;

(vii) the restrictions, if any, on the issue or reissue of shares of such series or any other series;

(viii) the extent, if any, to which the holders of shares of such series shall be entitled to preemptive rights; and

(ix) the rights of the holders of shares of such series upon the liquidation of the Corporation or any distribution of its assets.

         B.      COMMON STOCK

(I) Dividends and Distributions. No payment of dividends or distributions shall be made to the holders of shares of Common Stock unless and until the holders of shares of preferred stock receive any preferential amounts to which they are entitled under this ARTICLE FOURTH or in the resolution or resolutions providing for the issue of shares of preferred stock. Subject to the limitation set forth in the preceding sentence of this Paragraph (I) and except as otherwise provided by this Certificate of Incorporation or in the resolution or resolutions providing for the issue of shares of preferred stock, the holders of shares of Common Stock shall be entitled to receive such dividends and distributions as may be declared upon such shares of Common Stock, from time to time by a resolution or resolutions adopted by the Board of Directors.

(ii) Voting Rights. All holders of Common Stock shall be entitled to notice of any stockholders' meeting. Subject to the provisions of any applicable law and except as otherwise provided in this Certificate of Incorporation or by the resolution or resolutions providing for the issue of shares of preferred stock, all voting rights shall be vested solely in the Common Stock. The holders of shares of Common Stock shall be entitled to vote upon the election of directors and upon any other matter submitted to the stockholders for a vote. Each share of Common Stock issued and outstanding shall be entitled to one noncumulative vote. A fraction of a share of Common Stock shall not be entitled to any voting rights whatsoever.

(iii) Liquidation, Dissolution or Winding Up. Except as otherwise provided in this Certificate of Incorporation and subject to the rights of holders, if any, of preferred stock to receive preferential liquidation distributions to which they are entitled under this ARTICLE FOURTH or under the resolution or resolutions providing for the issue of shares of preferred stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the Corporation, all assets of the Corporation shall be shared pro rata among the holders of the Common Stock.

         3. Except as otherwise provided in this Certificate of Incorporation or by applicable law, the Corporation's capital stock, regardless of class, may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine by a resolution or resolutions adopted by a majority of the Board of Directors then in office.

         FIFTH: The name and the mailing address of the incorporator are as follows:

         NAME                     MAILING ADDRESS
         ----                     ---------------

         David Cox                Harwell Howard Hyne Gabbert & Manner, P.C.
                                  1800 First American Center
                                  315 Deaderick Street
                                  Nashville, Tennessee  37238

The powers of the incorporator shall terminate upon the filing of this Certificate of Incorporation.

         SIXTH: The name and the mailing address of the Board of Directors are as follows:

         NAME                     MAILING ADDRESS
         ----                     ---------------

         Allan C. Silber          Counsel Corporation
                                  2 First Canadian Place, Suite 1300
                                  Toronto, Ontario M5X 1E3

         Morris A. Perlis         Counsel Corporation
                                  2 First Canadian Place, Suite 1300
                                  Toronto, Ontario M5X 1E3


         SEVENTH:          The Corporation shall have perpetual existence.

         EIGHTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors, or any class of them, and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation, or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code, or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the court directs. If a majority and number representing three-fourths (3/4) in value of the creditors or class of creditors and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         NINTH:

         1. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors.

         2.      The Board of Directors shall consist of not less than three
(3) nor more than fifteen (15) persons, the exact numbers to be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of directors then in office; provided, however, that such maximum number may be increased from time to time to reflect the rights of holders of preferred stock to elect directors in accordance with the terms of this Certificate of Incorporation or of the resolution or resolutions adopted by a majority of the Board of Directors then in office providing for the issue of shares of preferred stock.

         3. Notwithstanding any other provisions of this Certificate of Incorporation or the Bylaws of the Corporation, and not withstanding the fact that some lesser percentage may be specified by law, one or more directors or the entire Board of Directors of the Corporation may be removed at any time for cause by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class). "Cause" for purposes of this paragraph shall mean: (I) any fraudulent or dishonest act or activity by the director; or (ii) behavior materially detrimental to the business of the Corporation.

         4. Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of this Certificate of Incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as otherwise provided by applicable law; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

         TENTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of clause
(b) of Section 102 of the Delaware General Corporation Law, as the same may be amended or supplemented. The provisions of this Article Tenth are not intended to, and shall not, limit, supersede or modify any other defense available to a director under applicable law. Any repeal or modification of this Article Tenth by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         ELEVENTH:

         1. The Corporation shall, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as the same may be amended or supplemented (but in the case of any such amendment or supplement, only to the extent that such amendment or supplement permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment or supplement), indemnify any and all directors and officers whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person. The Corporation may, in its sole discretion and to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as the same may be amended or supplemented, indemnify any and all employees and agents whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall continue as to a person who has ceased to be an employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

         2. The Corporation shall pay the expenses incurred in defending any proceeding against a director or officer which is or may be subject to indemnification pursuant to this Article Eleventh in advance of final disposition of such proceeding; provided, however, that the payment of such expenses incurred by a director or officer shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article Eleventh or otherwise. The Corporation may, in its sole discretion, advance expenses incurred by its employees or agents to the same extent as expenses may be advanced to its directors and officers hereunder.

         3. The rights conferred on any person by this Article Eleventh shall be deemed contract rights and shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation or the Corporation's Bylaws, agreement, or vote of stockholders or disinterested directors or otherwise.

         4. The Corporation may purchase and maintain insurance to protect itself and any other director, officer, employee or agent of the Corporation or any corporation, partnership, joint venture, trust or other enterprise against any liability, whether or not the Corporation would have the power to indemnify such person under the Delaware General Corporation Law.

         TWELFTH:

         1. From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed in accordance with the laws of the State of Delaware at the time in force; provided, however, that the affirmative vote of the holders of at least 66-2/3% of the outstanding shares of the Corporation's capital stock entitled to vote thereon and 66-2/3% of the members of the Board of Directors then holding office is required to amend those provisions of this Certificate of Incorporation set forth in Articles Ninth, Tenth, Eleventh, Twelfth or Thirteenth.

         2. The Corporation's Bylaws may be amended, added to or repealed by an affirmative vote of at least 66-2/3% of either (I) the shares of the Corporation's capital stock entitled to vote thereon, or (ii) the Board of Directors.

         THIRTEENTH:      Any action required or permitted to be taken by the
holders of the issued and outstanding capital stock of the Corporation may be effected solely at an annual or special meeting of stockholders duly called and held in accordance with law and this Certificate of Incorporation, and not by the consent in writing of such stockholders or any of them; provided, however, that any holder of shares of preferred stock may exercise the special voting rights, if any, of such shares to elect directors upon the occurrence of certain events specified in this Certificate of Incorporation or in the resolution or resolutions adopted by a majority of the Board of Directors then in office providing for the issuance of such shares of preferred stock, in any manner now or hereafter permitted by this Certificate of Incorporation or applicable law.

         The undersigned, being the incorporator, for the purpose of forming a Corporation under the laws of the State of Delaware does make, file and record this Certificate of Incorporation, does certify that the facts herein stated are true, and, accordingly, has here to set my hand and seal this 10th day of July 1995.



                                        __________________________________
                                        David  Cox, Incorporator

                                                                       EXHIBIT H

                                     BYLAWS

                                       OF

                           CHOICE DRUG SYSTEMS, INC.


         1.1 Annual Meeting. The annual meeting of the shareholders shall be held, at such place within or without the state of incorporation as may be designated by the Board of Directors, on such date and at such time as shall be designated each year by the Board of Directors and stated in the notice of the meeting. At the annual meeting the shareholders shall elect a Board of Directors by a plurality vote and transact such other business as may properly be brought before the meeting.

         1.2 Special Meetings. Special meetings of the shareholders may be called by the president, a majority of the board of directors, or by the holders of not less than one-tenth (1/10) of all the shares entitled to vote at such meeting. The place of said meetings shall be designated by the directors. The business transacted at special meetings of the shareholders of the corporation shall be confined to the business stated in the notice given to the shareholders.

         1.3 Notice of Shareholder Meetings. Written or printed notice stating the place, day, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called and the person or persons calling the meeting; notice may be communicated in person; by telephone, telegraph, teletype or other form of wire or wireless communication; or by mail or private carrier by or at the direction of the president, secretary, officer, or person calling the meeting to each shareholder entitled to vote at the meeting. Such notice shall be delivered not less than ten (10) nor more than two months before the date of the meeting, and shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his last known address as it appears on the stock transfer books of the corporation, with postage thereon prepaid, or by confirmed telex; provided, however, that any such notice may be waived in writing, either prior to or subsequent to such meeting.

         1.4 Quorum Requirements. A majority of the shares entitled to vote present, in person or represented by proxy, shall constitute a quorum for the transactions of business. A meeting may be adjourned despite the absence of a quorum, and notice of an adjourned meeting need not be given if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken. When a quorum is present at any meeting, a majority in interest of the stock there represented shall decide any question brought before such meeting, unless the question is one upon which, by express provision of this corporation's Certificate of Incorporation or Bylaws, or by the laws of Delaware, a larger or different vote is required, in which case such express provision shall govern the decision of such question.

         1.5 Voting and Proxies. Every shareholder entitled to vote at a meeting may do so either in person or by proxy appointment made by an instrument in writing subscribed by such shareholder which proxy shall be filed with the secretary of the meeting before being voted. Such proxy shall entitle the holders thereof to vote at any adjournment of such meeting, but shall not be valid after the final adjournment thereof.
No proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless the said instrument expressly provides for a longer period.

                                   ARTICLE II

                               BOARD OF DIRECTORS

         2.1 Qualification and Election. Directors need not be shareholders or residents of this State, but must be of legal age. They shall be elected by a plurality of the votes cast at the annual meetings of the shareholders or at a special meeting of the shareholders called for that purpose. Each director shall hold office until the expiration of the term for which he is elected, and thereafter until his successor has been elected and qualified.

         2.2 Number. The number of directors that shall constitute the entire Board of Directors shall be not less than three (3) nor more than fifteen (15), the exact number of directors to be determined by resolution of the Board of Directors from time to time.

         2.3 Meetings. The annual meeting of the board of directors shall be held immediately after the adjournment of the annual meeting of the shareholders, at which time the officers of the corporation shall be elected. The board may also designate more frequent intervals for regular meetings. Special meetings may be called at any time by the chairman of the board, president, or any two directors.

         2.4 Notice of Directors' Meetings. The annual and all regular board meetings may be held without notice of the date, time, place or purpose of the meeting. Special meetings shall be held upon notice sent by any usual means of communication not less than two (2) days before the meeting noting the date, time and place of the meeting. The notice need not describe the purposes of the special meeting. Attendance by a director at a meeting or subsequent execution or approval by a director of the minutes of a meeting or a consent action shall constitute a waiver of any defects in notice of such meeting and/or consent action.

         2.5 Quorum and Vote. The presence of a majority of the directors shall constitute a quorum for the transaction of business. A meeting may be adjourned despite the absence of a quorum, and notice of an adjourned meeting need not be given if the time and place to which the meeting is adjourned are fixed at the meeting at which the adjournment is taken, and if the period of adjournment does not exceed thirty days in any one adjournment. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board, unless the vote of a greater number is required by the certificate of incorporation, these bylaws, or by the laws of the state of incorporation.

         2.6 Executive and Other Committees. The board of directors, by a resolution adopted by a majority of its members, may designate an executive committee, consisting of two or more directors, and other committees, consisting of two or more persons, who may or may not be directors, and may delegate to such committee or committees any and all such authority as it deems desirable, including the right to delegate to an executive committee the power to exercise all the authority of the board of directors in the management of the affairs and property of the corporation.

                                  ARTICLE III

                                    OFFICERS

         3.1 Number. The corporation shall have a President, a Secretary, and such other officers as the Board of Directors shall from time to time deem necessary. Any two or more offices may be held by the same person, except the offices of President and Secretary.

         3.2     Election and Term.  The officers shall be elected by the board.

         3.3 Duties. All officers shall have such authority and perform such duties in the management of the corporation as are normally incident to their offices and as the board of directors may from time to time provide.

                                   ARTICLE IV

                      RESIGNATIONS, REMOVALS AND VACANCIES

         4.1 Resignations. Any officer or director may resign at any time by giving written notice to the chairman of the board, the president, or the secretary. Any such resignation shall take effect at the time specified therein, or, if no time is specified, then upon its acceptance by the board of directors.

         4.2     Removal of Officers.   Any officer or agent may be removed at
any time with or without cause by the board whenever in its judgment the best interests of the corporation will be served thereby.

         4.3     Removal of Directors.   Any or all of the directors may be
removed either with or without cause by a proper vote of the shareholders; and may be removed with cause by a majority vote of the entire board.

         4.4     Vacancies.   Newly created directorships resulting from an
increase in the number of directors, and vacancies occurring in any office or directorship for any reason, including removal of an officer or director, may be filled by the vote of a majority of the directors remaining in office, even if less than a quorum exists.

                                   ARTICLE V

                                 CAPITAL STOCK

         5.1     Stock Certificates.   Every shareholder shall be entitled to a
certificate or certificates of capital stock of the corporation in such form as may be prescribed by the board of directors. Unless otherwise decided by the board, such certificates shall be signed by the president and the secretary of the corporation.

         5.2     Transfer of Shares.   Shares of stock may be transferred on
the books of the corporation by delivery and surrender of the properly assigned certificate, but subject to any restrictions on transfer imposed by either the applicable securities laws or any shareholder agreement.

         5.3     Loss of Certificates.   In the case of the loss, mutilation,
or destruction of a certificate of stock, a duplicate certificate may be issued upon such terms as the board of directors shall prescribe.

                                   ARTICLE VI

                               ACTION BY CONSENT

         6.1 Actions by Board of Directors. Whenever the directors are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by all the persons or entities entitled to vote thereon, and such action shall be as valid and effective as any action taken at a regular or special meeting of the directors.

                                  ARTICLE VII

                              AMENDMENT OF BYLAWS

         These bylaws may be amended, added to, or repealed either by: (1) a majority vote of the shares represented at any duly constituted shareholders' meeting; or (2) by a majority vote of the Board of Directors.

                                  ARTICLE VIII

                                  FISCAL YEAR

         The fiscal year for the corporation shall be determined by the Corporation's Board of Directors.

                                 CERTIFICATION

         I certify that these Bylaws were adopted by unanimous written consent of the shareholders of the corporation on the _____ day of July 1995.


                                        ___________________________________
                                        Secretary

                                                                       EXHIBIT I

PROXY                     CHOICE DRUG SYSTEMS, INC.                        PROXY

                ANNUAL MEETING OF SHAREHOLDERS, AUGUST 23, 1995
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints R. Dirk Allison and Don H. Thompson, or either of them, as proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of the Shareholders of CHOICE DRUG SYSTEMS, INC., to be held on August 23, 1995, at 1:00 p.m. Eastern Daylight Time, at the Hotel Intercontinental, 111 East 48th Street, New York, New York, 10017, and at any adjournments or postponements thereof, in accordance with the following instructions:

(1)  To Elect New Directors.
   |__|  FOR all nominees listed below              |__|    WITHHOLD AUTHORITY to vote
       (except as marked to the contrary below)     for all nominees listed below

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE CHECK THE BOX TO VOTE "FOR" ALL NOMINEES AND STRIKE A LINE
   THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

   R. Dirk Allison        Joseph F. Furlong III             John Haronian            Morris A. Perlis
   Albert Reichmann       Brendan Ryan                      Allan C. Silber          Edward Q. Sonshine, Q.C.
   Gail Wilensky, Ph.D.   John Zuccotti

(2)    To approve adoption of the Company's 1995 Nonqualified Stock Option Plan for Directors, under which 200,000 shares of Common
       Stock will be reserved for issuance.
   |__|  FOR        |__|  AGAINST                  |__|     ABSTAIN
(3)    To approve adoption of the Company's 1995 Nonqualified Stock Option Plan for Key Employees and Directors, under which 550,000 shares of Common Stock will be reserved for issuance.
   |__|  FOR        |__|  AGAINST                  |__|     ABSTAIN
(4)    To approve an amendment to the Company's 1992 Stock Option Plan that will give the Board of Directors the discretion to extend the expiration date of previously granted options for retiring directors.
   |__|  FOR        |__|  AGAINST                  |__|     ABSTAIN
(5)    To approve adoption of the Company's Employee Stock Purchase Plan, under which 200,000 shares of Common Stock will be reserved for issuance.
   |__|  FOR        |__|  AGAINST                  |__|     ABSTAIN
(6)    To approve the issuance of up to 2,500,000 shares of Common Stock in connection with a private placement of the Company's common stock.
   |__|  FOR        |__|  AGAINST                  |__|     ABSTAIN
(7)    To approve an increase in the number of authorized shares of Common Stock from 15,000,000 to 30,000,000.
   |__|  FOR        |__|  AGAINST                  |__|     ABSTAIN
(8)    To approve the reincorporation of the Company as a Delaware Corporation.
   |__|  FOR        |__|  AGAINST                  |__|     ABSTAIN
(9)    In their discretion, on such other matters as may properly come before the Annual Meeting.
   |__|  FOR        |__|  AGAINST                  |__|     ABSTAIN

                          (CONTINUED ON REVERSE SIDE)
- --------------------------------------------------------------------------------
                          (CONTINUED FROM OTHER SIDE)

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR ALL NOMINEES IN THE ELECTION OF
DIRECTORS, FOR THE ADOPTION OF THE 1995 NONQUALIFIED STOCK OPTION PLAN FOR DIRECTORS, FOR THE ADOPTION OF THE 1995 NONQUALIFIED STOCK OPTION PLAN FOR KEY EMPLOYEES AND DIRECTORS, FOR THE ADOPTION OF AN AMENDMENT TO THE COMPANY'S 1992 STOCK OPTION PLAN, FOR THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN, FOR APPROVAL OF THE PRIVATE PLACEMENT, FOR AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 15,000,000 TO 30,000,000, FOR REINCORPORATION OF THE COMPANY AS A DELAWARE CORPORATION, AND, IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.

                PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY.

     Dated:__________________, 1995 _____________________________________

     Dated:__________________, 1995 _____________________________________

     Signatures of shareholder(s) should correspond exactly with the name printed hereon. Joint owners should each sign personally.
               Executors, administrators, trustees, etc., should
                        give full title and authority.